Exhibit 10.5
COINSURANCE AGREEMENT
Effective as of January 1, 2000,
between
SAFECO LIFE INSURANCE COMPANY
of
Redmond, Washington,
referred to in this Agreement as “SAFECO,” and
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
of
Fort Wayne, Indiana,
referred to in this Agreement as “Lincoln.”

	Inspected By	EIG

	Date	8/24/2001

	Doc	000026sl.agm

RECONCILED	CCN/Agmt. No.	2098 / 12
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

Reinsurance Coverage	1
Automatic Reinsurance	1
Facultative Reinsurance	2
Continuations	3
Terms of Reinsurance	4
Payments by SAFECO	5
Payments by Lincoln	5
Reinsurance Administration	6
Reserve Information	6
Settlement of Claims	6
Reinstatements and Restorations	8
Reductions in Insurance	8
Increases in Policy Face Amounts	8
Changes in Retention	9
Assignment of Reinsurance	10
Material Changes	11
Errors	11
Audits of Records and Procedures	11
Arbitration	11
Insolvency of SAFECO	12
Offset	13
Parties-to the Agreement	13
Commencement and Termination	13
Entire Agreement	13
Deferred Acquisition Cost Tax Election	14
Definitions	14
Execution	16

LIFE BENEFITS SCHEDULE	18
ADMINISTRATION SCHEDULE	20
PREMIUM AND ALLOWANCE SCHEDULE	23
ARBITRATION SCHEDULE	26
WAIVER OF PREMIUM BENEFIT ADDENDUM	28
ACCIDENTAL DEATH BENEFIT ADDENDUM	3l
ACCELERATED BENEFITS RIDER ADDENDUM	34
GUARANTEED PURCHASE OPTION ADDENDUM	36

Reinsurance Coverage
A.	SAFECO agrees to cede, and Lincoln agrees to accept, reinsurance of the Policies specified in the Life Benefits schedule. (The term “Policies” and certain other terms used in this Agreement are defined in the “Definitions” article.)

B.	A Policy’s death benefit and associated lapse and investment risks are reinsured. Supplemental benefits are reinsured if and as specified in applicable Addenda.

C.	SAFECO agrees to either
(1)	cede reinsurance of a Policy to Lincoln as Automatic Reinsurance;

2)	submit the Policy to Lincoln for consideration as Facultative Reinsurance; or

(3)	cede reinsurance of a Policy as a Continuation.
Automatic Reinsurance
A.	SAFECO agrees to cede the Reinsurance Amount of a Policy as Automatic Reinsurance if the following conditions are met:
(1)	It retains its Retention on the insured life when the Policy is issued;

(2)	It underwrites and issues the Policy in accordance with its underwriting rules and practices previously disclosed to Lincoln;

(3)	The sum of (a) and (b) does not exceed the sum of its Retention and the Automatic Limit, where
(a)	equals the amount of individual life insurance issued by SAFECO then in force on the insured life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount of such Policies; and

(b)	equals the amount of life insurance currently being applied for from SAFECO, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount;
(4)	The sum of (a) and (b) does not exceed the Participation Limit, where
(a)	equals the amount of individual life insurance then in force on the insured life in all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amount of such Policies; and

(b)	equals the amount currently applied for on the insured life from all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts;
(5)	It has not submitted a facultative application to Lincoln or any other insurance or reinsurance company for reinsurance of the current application; and

(6)	The Policy is not a Continuation.
B.	Policies issued pursuant to any special underwriting program adopted by SAFECO may be ceded as Automatic Reinsurance only with Lincoln’s consent to reinsure such Policies.

C.	A Policy shall not be ceded as Automatic Reinsurance if the Reinsurance Amount of the Policy is less than the minimum cession amount specified in the Administration Schedule.
Facultative Reinsurance
A.	SAFECO may submit Policies not satisfying the conditions for Automatic Reinsurance, and Policies which it does not wish to cede as Automatic Reinsurance, for consideration by Lincoln as Facultative Reinsurance. SAFECO may also submit for consideration as Facultative Reinsurance any individual life insurance issued on a Policy form that is not specified in the Life Benefits Schedule provided reinsurance terms and conditions are established and agreed upon by means of the Facultative Reinsurance application process.

B.	An application for Facultative Reinsurance shall be made in the manner set forth in the Administration Schedule. Copies of all information that SAFECO has pertaining to the insurability of the proposed insured, including written summaries of any such information that cannot be copied, shall accompany the application.

C.	Upon receipt of an application, Lincoln agrees to promptly examine the underwriting information and communicate
(1)	an offer to reinsure the Policy as applied for;

(2)	an offer to reinsure the Policy other than as applied for;

(3)	an offer to reinsure the Policy subject to the satisfaction of additional underwriting requirements;

(4)	a request for additional underwriting information; or

(5)	its unwillingness to make an offer to reinsure the Policy.
D.	To accept an offer to reinsure made by Lincoln, SAFECO agrees to
(1)	satisfy any conditions stated in the offer to reinsure; and

(2)	follow the procedure for placing reinsurance into effect as specified in the Administration Schedule.
E.	SAFECO agrees to immediately inform Lincoln of any additional information pertaining to the insurability of a proposed insured that is brought to SAFECO’S attention before the completion of the procedures for accepting Lincoln’s offer to reinsure. Upon its receipt of such information, Lincoln may withdraw or modify its earlier offer to reinsure.

F.	The terms of an offer to reinsure shall supercede the terms of this Agreement to the extent of any conflicts between the two. Otherwise, reinsurance of a Policy ceded as Facultative Reinsurance shall be in accordance with the terms of this Agreement.
Continuations
A.	If SAFECO issues a Continuation of a Policy within its normal continuation rules and practices, reinsurance of such a Policy shall terminate effective as of the date of the continuation (conversion or exchange). If SAFECO initiates any special program that encourages or rewards its policyholders for such a continuation, reinsurance shall continue
(1)	under the reinsurance agreement between SAFECO and Lincoln which provides reinsurance of the Policy form of the Continuation; or

(2)	under this Agreement if there is no such agreement.
B.	A Policy which is a Continuation of a Policy that was not previously reinsured with Lincoln may only be reinsured under this Agreement with the written consent of Lincoln and the original reinsure.

C.	If the original Policy was ceded to Lincoln as Facultative Reinsurance and SAFECO approves an increase in the face amount of the Continuation based upon receipt of any new information pertaining to the insurability of the proposed insured in connection with an application for the Continuation, SAFECO agrees to submit the Continuation to Lincoln for consideration as Facultative Reinsurance. In such case, Lincoln shall only be bound to reinsure the Continuation in accordance with its offer to reinsure the Continuation.

D.	Reinsurance at issue of the Continuation shall equal the lesser of
(1)	the Reinsurance Amount of the Continuation; and

(2)	the Reinsurance Amount of the original Policy immediately prior to the issuance of the Continuation.
E.	Premiums payable for reinsurance of a Continuation shall be calculated using the rate schedule applicable to the Policy form of the Continuation as specified in the Premium and Allowance Schedule. If there is no rate schedule applicable to the Policy form of the Continuation, reinsurance premiums shall be payable using the rate schedule applicable to the original Policy.

F.	If the Continuation results in a change in the life status of the insured from a single-insured plan to a joint-or multiple-insured plan, Lincoln must consent to the Continuation.
Terms of Reinsurance
A.	The plan of reinsurance shall be coinsurance of the Reinsurance Amount. Reinsurance shall follow the forms of the Policies, including but not limited to the premium structure of the Policies.

B.	Reinsurance of a Policy shall commence on the Policy date, except
(1)	in the case of Facultative Reinsurance, reinsurance shall commence on the Policy date only if Lincoln’s offer to reinsure is the best offer of reinsurance received by SAFECO as determined by SAFECO’S published reinsurance placement rules in effect as of such date; and

(2)	if a premium receipt is issued by SAFECO in connection with an application for the Policy, reinsurance shall commence prior to the Policy date only if and as specified in the Premium Receipt Addendum.
C.	SAFECO agrees not to use Lincoln’s name in connection with the sale of the Policies.

D.	In no event shall reinsurance under this Agreement be in force with respect to a Policy unless the issuance and delivery of the Policy is in compliance with the laws of all applicable jurisdictions and SAFECO’S corporate charter.

E.	SAFECO agrees to maintain reinsurance of a Policy in force in accordance with the terms of this Agreement for as long as its Policy remains in force.
Payments by SAFECO
A.	SAFECO agrees to pay Lincoln premiums for reinsurance of a Policy equal to the Proportionate Share times the gross premium charged the policyholder by SAFECO.

B.	The Premium and Allowance Schedule specifies other monetary amounts which SAFECO agrees to take into account when calculating the amount due Lincoln.

C.	Reinsurance premiums shall be due and payable as specified in the Administration Schedule.

D.	The payment of reinsurance premiums is a condition precedent to the liability of Lincoln under this Agreement. If reinsurance premiums are not paid when due, Lincoln may give SAFECO thirty (30) days written notice of its intent to terminate because of SAFECO’S failure to pay reinsurance premiums. Reinsurance of all Policies having reinsurance premium in arrears shall terminate as of the date to which reinsurance premiums had previously been paid unless all premiums in arrears are paid before the end of the thirty (30) day notice period. If reinsurance on any Policy terminates because of SAFECO’S failure to pay reinsurance premium, reinsurance of Policies with premiums subsequently becoming due shall automatically terminate as of the date on which new reinsurance premiums become due.

E.	Lincoln’s guaranteed premiums follow the guarantee of the underlying Policy. The allowances are guaranteed for the premiums as set forth in the Premium and Allowance Schedule.
Payments by Lincoln
A.	Lincoln agrees to pay SAFECO the Reinsurance Amount of any claim paid by SAFECO pursuant to a Policy in accordance with the “Settlement of Claims” article.

B.	Lincoln agrees to pay the Proportionate Share of any expenses incurred in connection with Policy claims except as set forth in the “Settlement of Claims” article.

C.	The Premium and Allowance Schedule specifies other monetary amounts that Lincoln agrees to pay SAFECO pursuant to this Agreement.
Reinsurance Administration
The methods for placing reinsurance into effect, for paying reinsurance premiums, and for notifying Lincoln of Policy lapses, reinstatements, reductions, Continuations, increases in the Reinsurance Amount and of other changes affecting reinsurance are specified in the Administration Schedule.
Reserve Information
A.	Lincoln and SAFECO each acknowledge that some or all of the products reinsured under this Agreement are subject to the NAIC Valuation of Life Insurance Policies Model Regulation #830 (“Regulation”).

B.	Annually, as requested by Lincoln, SAFECO agrees to provide Lincoln with sufficient information that Lincoln’s valuation actuary can opine that the X-factors used in calculating the reserves on the affected products meet the requirements of Section 5 Subsection B(3) of the Regulation:
Settlement of claims
A.	SAFECO agrees to give Lincoln prompt written notice of its receipt of any claim on a Policy and to keep Lincoln in formed of any legal proceedings or settlement negotiations in connection with a claim. Copies of written materials relating to such claim, legal proceedings or negotiation shall be furnished to Lincoln upon request.

B.	SAFECO agrees to act in accord with its standard practices applicable to all claims in enforcing the terms and conditions of the Policies and with respect to the administration, negotiation, payment, denial or settlement of any claim or legal proceeding.

C.	Lincoln agrees to accept the good faith decision of SAFECO in payment of settlement of any claim for which Lincoln has received the required notice. Lincoln agrees to pay SAFECO the Reinsurance Amount on which reinsurance premiums have been computed upon receiving proper evidence that SAFECO has paid a Policy claim.

Payment of the Reinsurance Amount on account of death shall be made in one (1) lump sum.

D.	Lincoln’s liability shall include indemnification of the Proportionate Share of any expenses incurred by SAFECO in defending or investigating a Policy claim except for
(1)	salaries of employees or other internal expenses of SAFECO;

(2)	routine investigative or administrative expenses;

(3)	expenses incurred in connection with a dispute arising out of conflicting claims of entitlement to proceeds of a Policy which SAFECO admits are payable;

(4)	any gratuitous payments made by SAFECO; and

(5)	any punitive damages awarded against SAFECO, and expenses incurred in connection with such damages, which are based on the acts or omissions of SAFECO or its agents.
E.	Lincoln agrees to hold SAFECO harmless from certain expenses and liabilities that result from Lincoln’s own acts or omissions as provided in this paragraph. For this purpose, Lincoln agrees to indemnify SAFECO for Lincoln’s equitable share of those punitive and exemplary damages awarded against SAFECO, and expenses incurred in connection with a claim for such damages, if
(1)	Lincoln actively participated in the acts or omissions, including the decision to deny a claim for Policy benefits; and

(2)	those acts or omissions serve as a material basis for the punitive or exemplary damages.
Lincoln’s equitable share shall be determined by an assessment of Lincoln’s participation in the particular case.

F.	If SAFECO should contest or compromise any claim and the amount of SAFECO’S liability is thereby reduced, Lincoln’s liability shall be reduced by the Proportionate Share of the reduction.

G.	If SAFECO should recover monies from any third party in connection with or arising out of any Policy, SAFECO agrees to pay Lincoln the Proportionate Share of the recovery.

H.	If the amount of insurance provided by a Policy is increased or reduced because of a misstatement of age or sex, Lincoln’s liability shall be increased or reduced by the Proportionate Share of the amount of the increase or reduction.

I.	If SAFECO pays interest on a claim, Lincoln agrees to pay the interest on the Reinsurance Amount computed at the same rate and for the same period as that paid by SAFECO, but in no event later than the date the claim is finally adjudicated by SAFECO.

J.	If SAFECO is required to pay penalties and interest imposed automatically by statute, Lincoln shall indemnify SAFECO for the Proportionate Share of such penalties and interest.
Reinstatements and Restorations
A.	If SAFECO reinstates a lapsed Policy in accordance with the terms of the Policy and SAFECO’S underwriting rules and practices, Lincoln agrees to automatically reinstate reinsurance of the Policy unless Lincoln’s offer to reinsure the Policy specifies that reinsurance of the Policy may only be reinstated as Facultative Reinsurance.

B.	If SAFECO reinstates or restores a Policy pursuant to any state law or regulations that require such reinstatements or restorations of the Policy following a “free look” period of a proposed replacement policy that is rejected by the insured, Lincoln agrees to restore reinsurance of the Policy under its original terms and conditions as set forth herein: SAFECO shall follow its reinstatement procedures and rules to the extent that such procedures and rules do not conflict with the applicable state law or regulations requiring reinstatement or restoration. All of the foregoing shall apply to Automatic Reinsurance or Facultative Reinsurance, as applicable.

C.	If SAFECO collects premiums in arrears from the policy holder of a reinstated or restored Policy, it agrees to pay Lincoln a Proportionate Share of all premiums charged the policyholder in connection with the reinstatement, together with Lincoln’s Proportionate Share of any interest received by SAFECO in connection with the reinstatement or restoration.
Reductions in Insurance
If individual life insurance on a life reinsured under this Agreement terminates, the Reinsurance Amount shall be reduced as specified in the Administration Schedule.
Increases in Policy Face Amounts
A.	If the Policy face amount on a Policy increases and the increase is subject to SAFECO’S underwriting approval, the Reinsurance Amount of the Policy shall only increase if the conditions of either the “Automatic Reinsurance” or “Facultative Reinsurance” articles are satisfied.
B.	If the Policy face amount on a Policy increases causing the Reinsurance Amount to exceed the Reinsurance Amount at issue of the Policy, and the increase is not subject to SAFECO’S underwriting approval, Lincoln agrees to accept a portion of such increases only if and as specified in the Increasing Policy Addendum.
Changes in Retention
A.	If SAFECO increases its Retention on hew Policies, it agrees to notify Lincoln in writing within sixty (60) days of such increase. The notice shall specify the new Retention and the effective date thereof.

B.	Whenever SAFECO increases its Retention on new Policies, it agrees to also indicate in its notice whether it wishes to
(1)	continue its previous Retention on in force Policies; or

(2)	increase its Retention on in force Policies and recapture reinsurance.
If SAFECO elects (2), SAFECO’S new Retention on an in force Policy shall be calculated using the insured’s age, mortality class, Policy form and country of residence at issue of the Policy.
C.	If SAFECO elects to increase its Retention on in force Policies pursuant to paragraph B, its new Retention for such Policies shall become effective on the later of
(1)	the reinsurance renewal date of the Policy first following the effective date of its new Retention for new Policies; and

(2)	the Policy anniversary date specified in the Administration Schedule.
If SAFECO fails to initiate recapture of reinsurance within one hundred and eighty days (180) of when the first of its Policies becomes eligible for recapture, its election to recapture reinsurance, as of the date of the Retention change, shall be considered waived. This does not preclude SAFECO from increasing its Retention on existing reinsurance at a later date.
D.	If SAFECO elects to recapture a Policy before the end of the Policy’s level term period, subject to the Policy anniversary date specified in the Administration Schedule, SAFECO recognizes and agrees that no reserves on such a Policy shall be released to SAFECO at the time of such recapture.

E.	If an in force Policy is subject to a waiver of premium claim on the date the Policy qualifies for a new Retention, the new Retention shall nonetheless become effective on such date for purposes of life reinsurance.

F.	SAFECO may only elect to increase its Retention on in force Policies if
	(1)	it maintained a Retention greater than zero dollars ($0) at the time the Policy was issued and retained its Retention at such time;

	(2)	it increases its Retention on all eligible in force Policies; and

	(3)	it retains the insurance recaptured from Lincoln at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance.

G.		Notwithstanding the preceding,

	(1)	the recapture of the Reinsurance Amount shall be limited to Lincoln’s portion of all reinsurance ceded by SAFECO of the Policy; and

	(2)	if SAFECO gives notice of its intent to increase its Retention on in force Policies within five (5) years following a merger with another insurance company or the date it accepts the Policies by means of an assignment, the new Retention applicable to such Policies shall be limited to one hundred fifty percent (150%) of the original reinsured’s pre-merger or pre- assignment Retention.

H.		For purposes of this article, Continuations shall be considered issued on the issue date of the original Policy.
Assignment of Reinsurance
If SAFECO sells, assumption reinsures or otherwise transfers the Policies to another insurer, it agrees to require that the other insurer assumes all rights and obligations of SAFECO under this Agreement. Lincoln may object to any such transfer that would result in a material adverse economic impact to Lincoln. If Lincoln so objects, SAFECO and Lincoln agree to mutually calculate a termination charge that shall be paid by SAFECO to Lincoln upon the transfer, and this Agreement shall be terminated with respect to all Policies transferred by SAFECO.

Material Changes
A. SAFECO agrees to notify Lincoln in writing of any anticipated Material Change in any terms or conditions of the Policies, including but not limited to SAFECO’S direct Policy premium rates, in SAFECO’S underwriting rules and practices applicable to the Policies or in SAFECO’S claims practices and procedures.
B. In the event of a Material Change to the Policies, to SAFECO’S underwriting rules and practices or to its claims practices and procedures, Lincoln may at its option
(1)	continue to reinsure the Policies under current terms;

(2)	reinsure Policies under modified terms to reflect the Material Change; or

(3)	consider future Policies as issued in a Policy form which is not reinsured under this Agreement.
Errors
A.	Any Error by either SAFECO or Lincoln in the administration of reinsurance under this Agreement shall be corrected by restoring both SAFECO and Lincoln to the positions they would have occupied had no Error occurred. Any monetary adjustments made between SAFECO and Lincoln to correct an Error shall be without interest.

B.	When a party claims that an Error should be corrected pursuant to paragraph A, that party agrees to investigate whether other instances of the Error have also occurred and agrees to report its findings to the other party.
Audits of Records and Procedures
A.	Lincoln or SAFECO may audit, at any reasonable time and at its own expense, all records and procedures relating to reinsurance under this Agreement. The party being audited agrees to cooperate in the audit, including providing any information requested by the other in advance of the audit.

B.	Upon request, SAFECO agrees to furnish Lincoln with copies of any underwriting information in SAFECO’S files pertaining to a Policy.
Arbitration
A.	If SAFECO and Lincoln cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute shall be decided through arbitration as specified in the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrators’ decision to judgement.

B.	The parties intend this article to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. §§ 1 et seq.), including any amendments to that Act which are subsequently adopted. If either party refuses to submit to arbitration as required by paragraph A, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators.
Insolvency of SAFECO
A.	In the event of the insolvency of SAFECO and the appointment of a conservator, liquidator or statutory successor of SAFECO, reinsurance shall be payable to such conservator, liquidator or statutory successor on the basis of claims allowed against SAFECO by any court of competent jurisdiction or by the conservator, liquidator or statutory successor of SAFECO without diminution because of the insolvency of SAFECO or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.

B.	In the event of the insolvency of SAFECO, the conservator, liquidator or other statutory successor of SAFECO agrees to give Lincoln written notice of the pendency of a claim on a Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, Lincoln may investigate the claim and interpose in the proceeding where such claim is to be adjudicated in the name of SAFECO (its conservator, liquidator or statutory successor), but at its own expense, any defense or defenses which Lincoln may deem available to SAFECO or its conservator, liquidator or statutory successor.

C.	A percentage of the expense thus incurred by Lincoln shall be charged, subject to court approval, against SAFECO as part of the expense of liquidation.

Offset
Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either SAFECO or Lincoln with respect to this Agreement or any other agreement between the parties, shall be offset and only the balance allowed or paid. If either SAFECO or Lincoln is then under formal insolvency proceedings, this right of offset shall be subject to the laws of the state exercising primary jurisdiction over such proceedings.
Parties to the Agreement
This is an Agreement for indemnity reinsurance solely between SAFECO and Lincoln. The acceptance of reinsurance under this Agreement shall not create any right or legal relation whatever between Lincoln and an insured, policyholder, beneficiary or any other party to or under any Policy.
Commencement and Termination
A.	This Agreement shall be effective as of the date set forth on the cover page, except that SAFECO may issue a Policy dated as much as six (6) months prior to the Effective Date in order to save age of the applicant.

B.	Either SAFECO or Lincoln may terminate this Agreement for new reinsurance by giving ninety (90) days, written notice to the other party. In such case, SAFECO agrees to continue to cede, and Lincoln agrees to continue to accept, reinsurance in accordance with this Agreement of Policies issued prior to the expiration of the ninety (90) day period. All reinsurance which has been placed in effect prior to such date shall remain in effect in accordance with the terms of this Agreement, until the earlier of
(1)	the termination or expiration of the Policy; and

(2)	the termination of this Agreement pursuant to paragraph C below.
C.	Lincoln may terminate all reinsurance under this Agreement in accordance with paragraph D of the “Payments by SAFECO” article if SAFECO fails to pay reinsurance premiums when due.
Entire Agreement
A.	This Agreement represents the entire agreement between SAFECO and Lincoln and supercedes any prior oral or written agreements between the parties regarding its subject matter.

B.	No modification of this Agreement shall be effective unless set forth in a written amendment executed by both parties.

C.	A waiver of a right created by this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver in any future circumstance.
Deferred Acquisition Cost Tax Election
A.	Lincoln and SAFECO each acknowledge that it is subject to taxation under Subchapter “L” of the Internal Revenue Code of 1986 (the “Code”).

B.	With respect to this Agreement, Lincoln and SAFECO agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, whereby:
(1)	Each party agrees to attach a schedule to its federal income tax return which identifies this Agreement for which the joint election under the Regulation has been made;

(2)	The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for this Agreement for each taxable year, agrees to capitalize specified Policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(l);

(3)	Each party agrees to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

(4)	This election shall be effective for the year that this Agreement was entered into and for all subsequent years that this Agreement remains in effect.
Definitions
A.	Automatic Limit — the amount specified in the Life Benefits Schedule used to calculate the maximum Reinsurance Face Amount that may be ceded as Automatic Reinsurance.

B.	Automatic Reinsurance— reinsurance satisfying certain conditions relating to the reinsurance as specified in the Agreement that is ceded to Lincoln without obtaining a specific offer to reinsure from Lincoln.

C.	Continuation — a new Policy replacing a Policy or a change in an existing Policy issued or made either

(1)	in compliance with the terms of the Policy; or

(2)	without
(a)	the same new underwriting information SAFECO would obtain in the absence of the Policy;

(b)	a suicide exclusion or contestable period as long as those contained in other new issues of Policies; or

(c)	the payment of the same commissions in the first year that SAFECO would have paid in the absence of the original Policy.
D.	Effective Date — the date specified on the cover page on which this Agreement becomes binding on SAFECO and Lincoln.

E.	Error— any isolated deviation from the terms of this Agreement resulting from the act or omission of an employee of either SAFECO or Lincoln whose principal function relates to the administration of reinsurance, whether such deviation results from inadvertence or a mistake in judgment. “Error” shall not include any failure to comply with the terms of an offer of Facultative Reinsurance or any negligent or deliberate deviation from the terms of this Agreement.

F.	Facultative Reinsurance — reinsurance which is ceded to Lincoln only after SAFECO has obtained and accepted a specific offer to reinsure made by Lincoln. Such reinsurance may be ceded to Lincoln only upon the terms specified by Lincoln in its offer to reinsure and other terms of this Agreement which do not conflict with the specific offer to reinsure.

G.	Material Change — a change that a prudent insurance or reinsurance executive would consider as likely to impact upon a party’s financial experience under this Agreement.

H.	Participation Limit — the amount specified in the Life Benefits Schedule used as a condition for ceding Automatic Reinsurance.

I.	Policy(ies) — an individual life insurance contract issued by SAFECO on any of the Policy forms specified in the Life Benefits Schedule. A “Policy” shall include any attached riders and endorsements specified in the Life Benefits Schedule or any Addendum to this Agreement.

J.	Proportionate Share — the Reinsurance Amount divided by the death benefit as of the date of issue or as of the date of a subsequent change to the Policy that affects the Reinsurance Amount.

K.	Reinsurance Amount — the Policy death benefit at issue less the Retention on the Policy times the percentage of Automatic Reinsurance ceded to Lincoln as specified in the Life Benefits Schedule. For Facultative Reinsurance, the “Reinsurance Amount” is that amount of the Policy death benefit at issue for which SAFECO accepts Lincoln’s offer to reinsure.

L.	Retention — the amount specified in the Life Benefits Schedule that is held by SAFECO at its own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by SAFECO on the life and in force as of the date of issue of the Policy shall be taken into account.

M.	Ultimate Amount — the projected maximum Policy face amount that a Policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the Policy form.
Execution
SAFECO and Lincoln, by their respective officers, executed this Agreement in duplicate on the dates shown below. As of the Effective Date, this Agreement consists of
•	this Coinsurance Agreement numbered 12;

•	a Life Benefits Schedule;

•	an Administration Schedule;

•	a Premium and Allowance Schedule;

•	an Arbitration Schedule;

•	a Waiver of Premium Addendum;

•	an Accidental Death Benefit Addendum;

•	an Accelerated Benefits Rider Addendum; and

•	a Guaranteed Purchase Option Addendum.

SAFECO LIFE INSURANCE COMPANY

Signed at Redmond, WA

By	/s/ Jennifer Davies

Title Vice President

Date 8/30/01

By	/s/ Jon David Parker

Title Actuary

Date 8/31/01

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Signed at FortWayne, Indiana

By	/s/ Jay Blehl
Date 8/27/01

By	/s/ Elena Giles
Assistant Secretary

Date August 24, 2001

LIFE BENEFITS SCHEDULE
(Effective as of January 1, 2000)
to
Agreement Number 12
POLICIES REINSURED: SAFECO agrees to cede reinsurance in the listed percentages of Policies on the following Policy forms with issue dates from and until the dates listed below to insureds having surnames beginning with the letters of the alphabet shown. Any Addenda referred to in the last column shall also be applicable to reinsurance of the Policy.

Percent of
	Reinsurance		Policy Issue	Alpha	Applicable
Policy Form	Ceded to Lincoln		Dates From/Until	Split	Addenda
Expert Term
Series * (High Band)	100%		01-01-00/—	A-Z	WP, ADB, ABR
Business Needs
Option (BNO)	*	*	01-01-00/—	A-Z	GP
Guaranteed Insurability
Option (GIO)	*	*	01-01-00/—	A-Z	GP
Additional Term Rider	*	*	01-01-00/—	A-Z	—

*	Reinsurance coverage, shall include the Safety Rider and the Transport Benefit Rider as set forth in the Policy.

**	Same as base.
RETENTION: SAFECO agrees to hold fifty percent (50%) of each Policy face amount not to exceed the Retention limit below at its own risk on a life without the benefit of proportional reinsurance on the 10 Year Term and 15 Year Term Policies only; and twenty percent (20%) of each Policy face amount not to exceed the Retention limit below at its own risk on a life without the benefit of proportional reinsurance on the 20 Year Term Policies only. In calculating its Retention, amounts retained by SAFECO on other individual life insurance policies in force as of the issue date of the Policy shall be taken into account.

Ages	Standard-Table P
ALL	$500,000

AUTOMATIC LIMITS: To bind Automatic Reinsurance, the maximum amount of life insurance in force with SAFECO on a single life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, plus all amounts applied for from SAFECO on that life, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, may not exceed the sum of the: Retention on the life plus the following amounts:

Ages	Standard-Table P
0-75	$4,500,000
PARTICIPATION LIMITS: To bind Automatic Reinsurance the sum of (1) the maximum amount of individual life insurance in force on the insured in all companies or, in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, as of the Policy date of a Policy and (2) the amount then being applied for from all companies, or in the case of individual life insurance with increasing death benefits, the Ultimate Amounts, on the insured, may not exceed the following amounts:

Ages	Standard-Substandard
0-75	$25,000,000

ADMINISTRATION SCHEDULE
(Effective as of January 1, 2000)
to
Agreement Number 12
TO PLACE REINSURANCE INTO EFFECT
(1) For Automatic Reinsurance: SAFECO agrees to cede Automatic Reinsurance of a Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the Reports section below following issuance of the Policy.
(2) For Facultative Reinsurance: SAFECO agrees to submit an application form for Facultative Reinsurance in substantial accord with the attached. It agrees to allocate reinsurance in accordance with its published facultative placement rules among those reinsurers making facultative offers to reinsure a Policy. If according to such rules Lincoln’s offer is the one SAFECO intends to accept, SAFECO shall cede Facultative Reinsurance of the Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the Reports section below within one hundred twenty (120) days from date of Lincoln’s facultative offer or the date specified in Lincoln’s approval of a written request from SAFECO to grant an extension to the facultative offer.
MINIMUM CESSION REQUIREMENT
There is no minimum cession requirement under this Agreement.
REPORTS
Within thirty (30) days following the end of each quarter, SAFECO agrees to send Lincoln the following three (3) reports:
(1)	A Billing Statement containing Policy level detail in a form mutually acceptable to SAFECO and Lincoln. At a minimum, it shall contain the data elements specified in the attached Policy Detail Report. If the Policy contains supplemental benefits that are also reinsured, each segment of the Billing Statement shall include supplemental benefit detail.

The Billing Statement shall be segmented as follows:
•	New Issues and first year gross premiums and gross allowances due for new reinsurance.

•	Balance of first year Policies (Policies previously reported as new issues) and corresponding balance of first year gross reinsurance premiums and gross reinsurance allowances due for the reporting period.

•	Policies with renewal reinsurance premiums and reinsurance allowances due during the reporting period.

•	Policies that have undergone a change that affects reinsurance. Separate segments may be submitted for any change affecting reinsurance of a Policy, including
▶	reissues;

▶	reinstatements;

▶	terminations;

▶	reductions;

▶	changes in Retention;

▶	changes in mortality ratings;

▶	issuance of a Continuation; and

▶	increases or decreases in the Reinsurance Amount.
(2)	A Summary Accounting Report that summarizes all financial transactions during the reporting period. The report shall separately total life and supplemental benefits, for the first year reinsurance premiums are due with corresponding allowances, total life and supplemental benefits, for renewal years premiums are due with corresponding allowances, and identify all adjustments therefrom.

(3)	A Policy Exhibit Report in substantial accord with the attached that indicates in force reinsurance as of the beginning of the reporting period, increases during the reporting period (new reinsurance, reinstatements, recoveries, or other increases) and all decreases during the reporting period (terminations, reductions, surrenders, death claims or other decreases) and the resulting in force reinsurance as of the end of the reporting period.
SAFECO agrees to send Lincoln within ten (10) working days following each quarter-end a Reserve Report in substantial accord with the attached form.
Lincoln may change the reporting requirements in order to obtain data it reasonably needs to properly administer this Agreement or to prepare its financial statements.

REINSURANCE PREMIUMS DUE
Reinsurance premiums are payable quarterly in arrears and are due with the reports submitted pursuant to the Reports section above.
INCREASE IN LIMIT OF RETENTION
If SAFECO elects to increase its Retention on in force Policies, the increased Retention may not become effective for a Policy until the Policy’s tenth anniversary date.
REDUCTIONS IN INSURANCE
(1) If life insurance issued by SAFECO on a Policy reduces because that Policy lapses or reduces in accordance with the terms of the Policy, the Reinsurance Amount on that Policy shall be reduced to restore as far as possible the Retention on that Policy as of the effective date of the reduction.
(2) Notwithstanding the preceding, the reduction of the Reinsurance Amount shall be limited to Lincoln’s share of the total reinsurance on the lapsed or reduced Policy prior to the reduction.
CLAIMS ADMINISTRATION
Claims shall be individually reported as incurred using a form in substantial accord with the attached. SAFECO may take credit for unearned reinsurance premium from the date of death to the next Policy paid to date on its next billing statement.
OTHER LINCOLN PAYMENTS
(1) Payments to SAFECO from Lincoln for any cash surrender values shall be reported on the quarterly report and may be netted from the billing statement.
(2) Payments to SAFECO from Lincoln for any dividend credits shall be reported on the quarterly report and may be netted from the billing statement.

PREMIUM AND ALLOWANCE SCHEDULE
(Effective as of January 1, 2000)
to
Agreement Number 12
GROSS REINSURANCE PREMIUMS
(1) All Other Plans: The quarterly gross reinsurance premium rates for reinsurance ceded under this Agreement shall be the appropriate attached rates on diskette labeled “SAFECO, January 1, 2000, Term Rates,” age last birthday, charged the policyholder per one thousand dollars ($1,000) of the Reinsurance Amount. For Policies written on substandard risks, the appropriate premium rate shall be adjusted by multiplying the rate by [***] for each table assessed the risk and adding such amount to the reinsurance premium due. SAFECO also agrees to pay Lincoln the Proportionate Share of any Policy fee collected by SAFECO.
(2) Business Needs Option (BNO) and Guaranteed Insurability Option (GIO)* Plans: A single premium rate as described in the GPO Addendum shall be paid by SAFECO to Lincoln when an option is exercised. The reinsurance premium rate for the new Policy delivered from an exercised option shall be the same premium rate as the base plan using a point-in-scale calculation.
(3) Safety Rider, Transport Benefit Rider and Accelerated Benefits Rider: No reinsurance premiums to be paid.
(4) Additional Term Rider: The appropriate rates are as attached hereto and labeled “Additional Term Rider Rates — All Bands.” The allowances shall be the same as base.

*	For the GIO plan, there shall be a 3-year setback on female insureds.
REINSURANCE ALLOWANCES
Lincoln agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

Duration
Plan	Issue Ages	1	2+
10 Year Term	All	[***]	[***]
15 Year Term	All	[***]	[***]
20 Year Term	All	[***]	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

Lincoln agrees to pay allowances equal to the Proportionate Share of any Policy fee times the allowance shown below:

All Years
[***]
ADDITIONAL MONETARY AMOUNTS
(1) Temporary Flat Extra Premiums: SAFECO agrees to pay Lincoln a temporary flat extra premium equal to the product of the flat extra premium assigned by SAFECO or Lincoln on the Policy times the Reinsurance Amount minus an allowance of [***] for all renewal years, such premium is payable.
(2) Permanent Flat Extra Premiums: SAFECO agrees to pay Lincoln a permanent flat extra premium equal to the product of the flat extra premium assigned by SAFECO or Lincoln on the Policy times the Reinsurance Amount minus an allowance of [***] for the first year such premium is payable and [***] for all renewal years such premium is payable.
(3) Continuations to Issues Reinsured Hereunder: The reinsurance premium for newly-issued Policies reinsured under this Agreement as Continuations and issued in compliance with the terms of the original Policy shall be determined by using the original issue age and attained duration of the appropriate attached rates on diskette labeled “SAFECO, January 1, 2000, Term Rates.” For purposes of calculating the reinsurance premium for other Policies reinsured under the Agreement as Continuations, the date of issue of the Continuation Policy shall be considered the date of the original Policy.
(4) Continuations to Issues Not Reinsured Hereunder: The reinsurance premium shall be the attached rates labeled “75-80 Basic Table Male/Female ALB” per thousand dollars of the Reinsured Net Amount at Risk times the following percentages which covers the new Policy based on the original issue age and attained duration.

Duration
Smoking Status	All Years
Preferred Non-Tobacco	[***]
Residual	[***]
Tobacco	[***]
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

(5) Premium Taxes: Lincoln shall not reimburse SAFECO for state premium taxes.
(6) Experience Refunds: Lincoln shall not pay an experience refund to SAFECO.
(7) Unearned Premiums: Lincoln agrees to refund, without interest, any reinsurance premiums unearned as of the date of death of an insured person, the date of the surrender of a Policy, or the date of a reduction of reinsurance pursuant to the “Reductions in Insurance” article.
(8) Cash Values: Lincoln agrees to refund the Proportionate Share of a Policy’s cash value in the event a Policy is surrendered, reinsurance is reduced pursuant to the “Reductions in Insurance” article, or SAFECO elects to increase its Retention on in force Policies in accordance with the “Changes in Retention” article.
(9) Policy Loan: Lincoln shall not participate in any loans made by SAFECO to policyholders.
(10) Policyholder Dividends: Lincoln shall not participate in any policyholder dividends made by SAFECO on any participating Policy.
(11) Deficiency Reserves: Lincoln shall participate in deficiency reserves generated (if any) under this Agreement.

75-80 Basic Table
Male ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
0	1.12	0.70	0.47	0.42	0.37	0.32	0.31	0.28	0.27	0.27	0.28	0.33	0.38	0.46	0.66	0.85
1	0.46	0.43	0.38	0.33	0.27	0.23	0.23	0.23	0.25	0.28	0.33	0.38	0.46	0.66	0.80	1.08
2	0.34	0.35	0.31	0.26	0.23	0.23	0.23	0.25	0.28	0.33	0.38	0.46	0.62	0.80	1.04	1.18
3	0.33	0.28	0.25	0.23	0.23	0.21	0.25	0.28	0.33	0.38	0.46	0.61	0.74	1.04	1.17	1.27
4	0.28	0.24	0.23	0.23	0.21	0.25	0.28	0.33	0.38	0.44	0.61	0.74	0.95	1.11	1.26	1.34
5	0.23	0.23	0.23	0.21	0.25	0.28	0.33	0.38	0.43	0.61	0.74	0.95	1.08	1.17	1.32	1.39
6	0.22	0.22	0.21	0.25	0.28	0.33	0.38	0.43	0.58	0.74	0.95	1.08	1.15	1.21	1.36	1.41
7	0.19	0.21	0.25	0.28	0.33	0.38	0.43	0.57	0.72	0.91	1.08	1.15	1.20	1.23	1.38	1.41
8	0.19	0.21	0.26	0.32	0.37	0.43	0.57	0.72	0.91	1.06	1.15	1.20	1.23	1.28	1.37	1.39
9	0.20	0.23	0.30	0.36	0.43	0.57	0.72	0.91	1.06	1.14	1.20	1.23	1.28	1.32	1.34	1.36
10	0.21	0.27	0.34	0.42	0.57	0.72	0.91	1.06	1.14	1.19	1.23	1.28	1.32	1.33	1.30	1.32
11	0.26	0.32	0.40	0.57	0.72	0.91	1.06	1.14	1.19	1.23	1.28	1.32	1.33	1.28	1.25	1.27
12	0.31	0.40	0.57	0.72	0.90	1.06	1.14	1.19	1.22	1.28	1.32	1.33	1.28	1.23	1.19	1.22
13	0.38	0.57	0.72	0.90	1.02	1.12	1.18	1.21	1.22	1.26	1.28	1.28	1.23	1.18	1.15	1.19
14	0.55	0.72	0.90	1.02	1.08	1.16	1.20	1.21	1.20	1.22	1.22	1.22	1.17	1.14	1.13	1.16
15	0.72	0.90	1.02	1.08	1.13	1.17	1.20	1.19	1.17	1.17	1.16	1.16	1.12	1.11	1.11	1.13
16	0.90	1.02	1.08	1.13	1.17	1.17	1.18	1.15	1.13	1.11	1.10	1.09	1.08	1.09	1.09	1.12
17	1.02	1.08	1.13	1.17	1.16	1.14	1.14	1.11	1.08	1.05	1.03	1.05	1.04	1.06	1.09	1.12
18	1.01	1.06	1.09	1.11	1.10	1.07	1.07	1.04	.1.01	0.99	0.99	1.01	1.00	1.04	1.09	1.13
19	0.97	1.01	1.02	1.04	1.02	1.00	0.99	0.96	0.95	0.95	0.96	0.97	0.98	1.03	1.09	1.16
20	0.91	0.94	0.94	0.95	0.94	0.93	0.91	0.89	0.90	0.91	0.93	0.95	0.98	1.03	1.12	1.20
21	0.83	0.85	0.85	0.86	0.86	0.85	0.83	0.86	0.86	0.87	0.91	0.94	0.97	1.05	1.16	1.25
22	0.73	0.75	0.75	0.76	0.77	0.77	0.77	0.78	0.81	0.85	0.90	0.94	0.99	1.08	1.20	1.32
23	0.73	0.74	0.74	0.75	0.76	0.77	0.77	0.78	0.82	0.87	0.92	0.98	1.04	1.14	1.27	1.41
24	0.73	0.73	0.73	0.74	0.76	0.77	0.78	0.80	0.84	0.90	0.96	1.03	1.10	1.22	1.36	1.51
25	0.71	0.71	0.72	0.74	0.75	0.77	0.80	0.82	0.87	0.95	1.01	1.09	1.18	1.33	1.47	1.63
26	0.70	0.69	0.71	0.73	0.75	0.78	0.82	0.85	0.92	1.00	1.07	1.16	1.29	1.44	1.59	1.79
27	0.68	0.68	0.71	0.73	0.76	0.80	0.85	0.90	0.97	1.07	1.15	1.26	1.40	1.58	1.75	1.97
28	0.66	0.68	0.72	0.76	0.80	0.84	0.90	0.97	1.06	1.15	1.26	1.38	1.53	1.74	1.94	2.19
29	0.65	0.68	0.75	0.80	0.84	0.90	0.97	1.06	1.15	1.26	1.38	1.52	1.70	1.94	2.17	2.45
30	0.63	0.68	0.78	0.84	0.90	0.97	1.06	1.15	1.25	1.38	1.52	1.70	1.94	2.17	2.42	2.74
31	0.63	0.70	0.82	0.90	0.97	1.06	1.15	1.25	1.38	1.52	1.70	1.94	2.17	2.42	2.71	3.07
32	0.63	0.72	0.87	0.97	1.06	1.15	1.25	1.38	1.51	1.70	1.94	2.17	2.42	2.71	3.03	3.43
33	0.63	0.74	0.91	1.03	1.14	1.25	1.36	1.50	1.67	1.87	2.14	2.41	2.69	3.03	3.39	3.82
34	0.64	0.76	0.96	1.11	1.24	1.36	1.49	1.66	1.86	2.10	2.37	2.67	3.00	3.38	3.77	4.24
35	0.65	0.79	1.03	1.20	1.35	1.49	1.66	1.86	2.10	2.33	2.63	2.96	3.34	3.75	4.19	4.69

75-80 Basic Table
Male ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
36	0.67	0.83	1.12	1.31	1.49	1.66	1.86	2.10	2.33	2.63	2.92	3.28	3.70	4.16	4.63	5.18
37	0.70	0.88	1.21	1.44	1.66	1.86	2.10	2.33	2.63	2.92	3.23	3.62	4.09	4.59	5.12	5.72
38	0.74	0.94	1.29	1.55	1.78	2.01	2.27	2.52	2.84	3.16	3.52	3.96	4.49	5.06	5.64	6.31
39	0.78	1.00	1.40	1.68	1.93	2.18	2.45	2.72	3.06	3.41	3.82	4.31	4.92	5.57	6.22	6.94
40	0.83	1.09	1.53	1.83	2.11	2.36	2.65	2.93	3.27	3.67	4.12	4.69	5.39	6.13	6.82	7.64
41	0.89	1.20	1.68	2.01	2.29	2.56	2.86	3.14	3.49	3.92	4.45	5.09	5.90	6.72	7.50	8.42
42	0.97	1.32	1.86	2.21	2.50	2.77	3.06	3.35	3.70	4.18	4.79	5.53	6.44	7.38	8.25	9.28
43	1.05	1.46	2.02	2.41	2.74	3.04	3.35	3.66	4.03	4.55	5.21	5.99	6.96	7.97	8.93	10.24
44	1.14	1.62	2.20	2.63	2.98	3.32	3.66	3.98	4.39	4.94	5.66	6.50	7.54	8.60	9.67	11.32
45	1.23	1.81	2.39	2.85	3.24	3.61	3.98	4.34	4.77	5.35	6.15	7.06	8.16	9.30	10.49	12.53
46	1.33	2.00	2.58	3.08	3.51	3.92	4.34	4.73	5.17	5.80	6.68	7.66	8.83	10.06	11.39	13.87
47	1.44	2.21	2.77	3.31	3.79	4.26	4.73	5.12	5.61	6.29	7.26	8.32	9.58	10.89	12.36	15.32
48	1.55	2.32	2.90	3.48	4.02	4.53	5.06	5.54	6.13	6.89	8.04	9.23	10.57	11.94	13.41	16.89
49	1.66	2.42	3.03	3.64	4.24	4.81	5.41	5.99	6.69	7.55	8.91	10.26	11.67	13.06	14.53	18.61
50	1.77	2.51	3.15	3.80	4.46	5.09	5.78	6.48	7.31	8.30	9.90	11.41	12.85	14.25	15.72	20.49
51	1.88	2.59	3.26	3.94	4.69	5.39	6.18	7.02	8.01	9.13	10.99	12.65	14.12	15.54	16.98	22.56
52	1.99	2.66	3.35	4.08	4.92	5.70	6.60	7.61	8.78	10.04	12.18	14.00	15.51	16.94	18.35	24.85
53	2.15	2.89	3.66	4.47	5.38	6.22	7.22	8.32	9.57	10.98	13.29	15.31	16.94	18.35	20.53	27.37
54	2.31	3.13	4.00	4.90	5.89	6.81	7.90	9.09	10.42	11.98	14.48	16.73	18.35	20.53	22.96	30.13
55	2.49	3.40	4.37	5.37	6.47	7.46	8.65	9.91	11.31	13.06	15.77	18.29	20.53	22.85	25.67	33.13
56	2.68	3.70	4.78	5.91	7.10	8.16	9.44	10.78	12.26	14.23	17.18	19.99	22.70	25.23	28.65	36.34
57	2.89	4.02	5.24	6.50	7.80	8.92	10.29	11.72	13.29	15.50	18.71	21.85	24.96	27.83	31.89	39.80
58	3.05	4.30	5.78	7.12	8.58	9.62	11.05	12.58	14.24	16.56	19.88	23.10	26.39	29.47	33.93	43.57
59	3.22	4.60	6.37	7.78	9.42	10.36	11.84	13.48	15.26	17.68	21.09	24.35	27.80	31.11	36.05	47.72
60	3.40	4.91	7.01	8.49	10.34	11.15	12.69	14.45	16.34	18.85	22.31	25.55	29.18	32.79	38.29	52.31
61	3.57	5.22	7.69	9.25	11.15	12.44	13.59	15.48	17.47	20.04	23.51	26.72	30.56	34.52	40.66	57.37
62	3.74	5.54	8.44	10.07	12.44	12.89	14.54	16.56	18.64	21.24	24.70	27.87	31.96	36.31	43.15	62.94
63	4.15	6.18	9.21	11.19	12.89	14.50	16.42	18.63	21.03	23.56	27.15	30.60	35.16	40.29	47.22	69.02
64	4.59	S.88	10.04	12.43	14.50	16.29	18.52	20.91	23.56	26.17	29.85	33.67	38.70	44.72	51.64	75.60
65	5.08	7.66	10.96	13.82	16.29	18.27	20.82	23.41	26.17	29.29	33.67	36.95	42.60	49.60	56.42	82.69
66	5.63	8.53	11.96	15.34	18.27	20.62	23.35	26.17	29.29	33.67	36.18	40.63	46.88	54.95	61.55	90.24
67	6.23	9.50	13.04	17.02	20.62	22.82	26.17	29.29	33.67	35.69	39.85	44.66	51.53	60.78	66.99	98.24
68	6.86	10.46	14.34	18.67	22.58	24.98	28.66	32.11	35.69	39.16	43.70	48.92	56.36	66.33	72.93	106.88
69	7.55	11.50	15.73	20.45	24.72	27.36	31.42	35.21	39.16	42.94	47.87	53.51	61.51	72.21	79.34	116.36
70	8.31	12.61	17.23	22.38	27.08	29.99	34.46	38.63	42.94	47.03	52.35	58.39	66.96	78.56	86.38	126.68
71	9.12	13.81	18.86	24.51	29.68	32.89	37.81	42.36	47.03	51.90	57.13	63.57	72.85	85.53	99.48	137.84

75-80 Basic Table
Male ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
72	9.98	15.12	20.66	26.87	32.56	36.08	41.46	46.40	51.44	56.64	62.19	69.16	79.31	97.91	114.16	149.84
73	10.93	16.56	22.65	29.47	35.72	39.57	45.41	50.75	56.14	61.66	67.66	75.29	86.34	111.75	130.54	162.59
74	11.97	18.15	24.84	32.33	39.17	43.34	49.67	55.39	61.12	67.08	73.67	81.97	100.22	127.15	148.63	175.87
75	13.12	19.91	27.25	35.45	42.90	47.41	54.20	60.30	66.49	73.03	80.20	95.27	115.76	144.13	168.32	189.57
76	14.39	21.84	29.88	38.83	46.92	51.74	59.01	65.60	72.39	79.51	92.88	110.18	133.00	162.56	189.57	203.69
77	15.79	23.95	32.73	42.47	51.21	56.32	64.20	71.42	78.81	86.51	107.08	126.73	151.87	182.39	203.69	218.23
78	17.31	26.23	35.80	46.35	55.75	61.28	69.89	77.75	85.76	100.24	122.82	144.83	172.32	203.69	218.23	233.19
79	18.96	28.69	39.07	50.46	60.65	66.71	76.09	84.60	98.89	115.50	140.02	164.48	194.42	218.23	233.19	248.57
80	20.74	31.31	42.53	54.90	66.03	72.63	84.26	97.23	113.44	132.21	158.66	185.72	218.23	233.19	248.57	264.37
81	22.63	34.09	46.27	59.77	71.89	83.93	96.90	111.21	129.36	150.35	178.78	208.60	233.19	248.57	264.37	280.59
82	24.64	37.09	50.37	69.81	83.19	96.56	110.88	126.47	146.59	169.98	200.44	233.19	248.57	264.37	280.59	297.23
83	26.81	45.81	60.36	81.12	95.83	110.56	126.16	142.98	165.21	191.14	223.68	248.57	264.37	280.59	297.23	314.29
84	35.41	55.78	71.69	93.78	109.85	125.84	142.68	160.78	185.25	213.89	248.57	264.37	280.59	297.23	314.29	331.77
85	45.33	67.12	84.47	107.85	125.16	142.39	160.51	179.92	206.76	238.29	264.37	280.59	297.23	314.29	331.77	347.75
86	56.70	79.95	98.75	123.24	141.74	160.24	179.67	200.44	229.79	264.37	280.59	297.23	314.29	331.77	347.75	370.11
87	69.66	94.34	114.49	139.93	159.64	179.43	200.23	222.39	254.38	280.59	297.23	314.29	331.77	347.75	370.11	397.87
88	84.29	110.25	131.68	157.97	178.90	200.03	222.22	245.80	280.59	297.23	314.29	331.77	347.75	370.11	397.87	431.97
89	100.58	127.68	150.37	177.41	199.57	222.06	245.69	270.74	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61
90	118.56	146.69	170.63	198.30	221.69	245.57	270.68	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33
91	138.29	167.34	192.50	220.67	245.31	270.61	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10
92	159.84	189.69	216.04	244.59	270.48	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41
93	183.28	213.79	241.30	270.09	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48
94	208.67	239.71	268.35	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43
95	236.08	267.50	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43	999.99
96	265.58	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43	999.99	999.99
97	297.23	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43	999.99	999.99	999.99
98	314.29	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43	999.99	999.99	999.99	999.99
99	331.77	347.75	370.11	397.87	431.97	473.61	524.33	586.10	661.41	753.48	866.43	999.99	999.99	999.99	999.99	999.99

75-80 Basic Table
Female ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
0	0.84	0.33	0.30	0.27	0.24	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38
1	0.32	0.29	0.26	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.42
2	0.27	0.26	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.42	0.46
3	0.23	0.23	0.22	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48
4	0.21	0.21	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.50
5	0.20	0.20	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.52
6	0.18	0.18	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.51	0.53
7	0.17	0.19	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.48	0.49	0.51	0.52	0.53
8	0.17	0.19	0.21	0.23	0.26	0.29	0.34	0.38	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53
9	0.17	0.21	0.23	0.25	0.28	0.33	0.38	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53
10	0.18	0.23	0.25	0.28	0.33	0.37	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53
11	0.18	0.25	0.28	0.33	0.37	0.41	0.45	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.53
12	0.20	0.28	0.33	0.36	0.40	0.44	0.47	0.49	0.51	0.52	0.53	0.53	0.53	0.53	0.54	0.53
13	0.22	0.32	0.35	0.38	0.42	0.44	0.47	0.49	0.52	0.52	0.53	0.53	0.53	0.53	0.54	0.54
14	0.26	0.34	0.38	0.40	0.42	0.45	0.47	0.49	0.52	0.52	0.53	0.53	0.53	0.54	0.54	0.55
15	0.30	0.36	0.39	0.40	0.42	0.45	0.47	0.47	0.52	0.53	0.53	0.53	0.54	0.54	0.56	0.57
16	0.33	0.37	0.39	0.40	0.42	0.44	0.45	0.46	0.52	0.53	0.53	0.54	0.54	0.56	0.57	0.60
17	0.36	0.37	0.39	0.40	0.41	0.42	0.43	0.44	0.52	0.53	0.54	0.54	0.56	0.57	0.61	0.63
18	0.36	0.37	0.40	0.40	0.41	0.42	0.43	0.44	0.51	0.52	0.54	0.55	0.57	0.60	0.64	0.68
19	0.36	0.37	0.40	0.40	0.41	0.42	0.43	0.45	0.49	0.51	0.55	0.57	0.60	0.64	0.69	0.74
20	0.35	0.37	0.39	0.40	0.41	0.42	0.44	0.45	0.48	0.51	0.57	0.60	0.64	0.69	0.75	0.81
21	0.34	0.35	0.38	0.39	0.41	0.42	0.44	0.46	0.48	0.52	0.60	0.64	0.69	0.75	0.82	0.89
22	0.32	0.34	0.37	0.39	0.41	0.42	0.45	0.47	0.48	0.53	0.64	0.69	0.75	0.82	0.90	0.98
23	0.32	0.34	0.38	0.40	0.42	0.44	0.47	0.48	0.53	0.58	0.69	0.75	0.82	0.90	1.00	1.09
24	0.32	0.35	0.38	0.41	0.44	0.46	0.48	0.53	0.58	0.63	0.75	0.82	0.90	1.00	1.11	1.22
25	0.31	0.35	0.39	0.43	0.46	0.48	0.53	0.58	0.63	0.68	0.82	0.90	1.00	1.11	1.23	1.37
26	0.31	0.35	0.41	0.44	0.48	0.53	0.58	0.63	0.68	0.74	0.90	1.00	1.11	1.23	1.38	1.54
27	0.31	0.36	0.42	0.47	0.53	0.58	0.63	0.68	0.71	0.82	1.00	1.11	1.23	1.38	1.54	1.71
28	0.32	0.37	0.43	0.50	0.56	0.63	0.68	0.71	0.80	0.91	1.11	1.23	1.38	1.54	1.71	1.88
29	0.33	0.38	0.46	0.52	0.60	0.68	0.71	0.80	0.91	1.03	1.23	1.38	1.54	1.71	1.88	2.05
30	0.35	0.40	0.48	0.57	0.66	0.71	0.80	0.91	1.03	1.15	1.38	1.54	1.71	1.88	2.05	2.24
31	0.37	0.42	0.52	0.62	0.71	0.80	0.91	1.03	1.15	1.27	1.54	1.71	1.88	2.05	2.24	2.43
32	0.39	0.45	0.56	0.68	0.80	0.91	1.03	1.15	1.27	1.40	1.70	1.87	2.05	2.24	2.44	2.62
33	0.41	0.48	0.59	0.73	0.86	0.99	1.14	1.27	1.40	1.56	1.85	2.02	2.22	2.43	2.62	2.83
34	0.43	0.51	0.63	0.77	0.93	1.09	1.25	1.40	1.56	1.73	2.00	2.19	2.39	2.62	2.83	3.05
35	0.45	0.54	0.66	0.83	1.01	1.20	1.39	1.56	1.73	1.90	2.17	2.36	2.56	2.82	3.05	3.30

75-80 Basic Table
Female ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
36	0.47	0.58	0.71	0.90	1.10	1.32	1.52	1.71	1.90	2.09	2.33	2.53	2.75	3.04	3.30	3.57
37	0.50	0.62	0.76	0.98	1.20	1.43	1.64	1.85	2.07	2.28	2.49	2.71	2.94	3.29	3.57	3.88
38	0.54	0.69	0.85	1.10	1.33	1.57	1.78	2.01	2.23	2.44	2.67	2.89	3.15	3.53	3.84	4.22
39	0.58	0.76	0.95	1.22	1.45	1.70	1.93	2.17	2.39	2.62	2.85	3.10	3.37	3.80	4.13	4.60
40	0.63	0.85	1.05	1.33	1.58	1.86	2.08	2.32	2.56	2.80	3.06	3.33	3.62	4.10	4.46	5.02
41	0.68	0.94	1.15	1.45	1.71	2.01	2.23	2.49	2.74	3.01	3.28	3.58	3.90	4.44	4.81	5.47
42	0.73	1.02	1.25	1.58	1.85	2.16	2.40	2.67	2.94	3.23	3.53	3.86	4.20	4.80	5.19	5.96
43	0.78	1.09	1.35	1.67	1.95	2.27	2.53	2.83	3.13	3.46	3.79	4.16	4.54	5.19	5.62	6.50
44	0.83	1.16	1.44	1.74	2.06	2.37	2.67	3.01	3.34	3.70	4.08	4.49	4.89	5.61	6.09	7.08
45	0.89	1.23	1.53	1.83	2.16	2.49	2.83	3.20	3.57	3.97	4.39	4.83	5.28	6.07	6.60	7.69
46	0.93	1.30	1.62	1.91	2.28	2.61	3.00	3.41	3.82	4.26	4.72	5.20	5.70	6.55	7.12	8.34
47	0.98	1.37	1.72	2.00	2.41	2.75	3.18	3.64	4.09	4.57	5.07	5.60	6.14	7.06	7.68	9.03
48	1.03	1.43	1.80	2.10	2.54	2.92	3.40	3.91	4.36	4.87	5.41	5.97	6.53	7.50	8.14	9.77
49	1.07	1.50	1.88	2.21	2.68	3.11	3.64	4.20	4.65	5.20	5.77	6.35	6.94	7.94	8.61	10.57
50	1.12	1.56	1.97	2.32	2.82	3.32	3.89	4.51	4.96	5.54	6.13	6.74	7.36	8.41	9.10	11.45
51	1.17	1.64	2.07	2.44	2.98	3.53	4.15	4.84	5.28	5.88	6.50	7.14	7.79	8.89	9.63	12.42
52	1.23	1.72	2.17	2.57	3.13	3.75	4.43	5.19	5.60	6.23	6.88	7.55	8.24	9.41	10.20	13.48
53	1.29	1.81	2.30	2.76	3.36	4.02	4.73	5.51	5.98	6.63	7.33	8.06	8.84	10.14	11.03	14.64
54	1.36	1.91	2.44	2.96	3.61	4.31	5.04	5.83	6.37	7.06	7.81	8.62	9.49	10.93	11.94	15.94
55	1.43	2.01	2.58	3.18	3.87	4.60	5.36	6.16	6.78	7.50	8.33	9.23	10.20	11.80	12.96	17.42
56	1.50	2.11	2.74	3.41	4.13	4.90	5.69	6.51	7.22	7.99	8.89	9.88	10.96	12.76	14.12	19.13
57	1.57	2.21	2.89	3.64	4.41	5.21	6.03	6.86	7.69	8.51	9.49	10.59	11.81	13.85	15.45	21.11
58	1.69	2.39	3.12	3.91	4.71	5.54	6.40	7.28	8.17	9.05	10.28	11.45	12.76	14.97	16.71	23.41
59	1.82	2.58	3.36	4.19	5.02	5.88	6.79	7.74	8.69	9.63	11.16	12.42	13.85	16.25	18.16	26.09
60	1.94	2.77	3.61	4.48	5.35	6.25	7.21	8.22	9.24	10.27	12.16	13.55	15.11	17.72	19.83	29.20
61	2.08	2.98	3.88	4.80	5.70	6.65	7.67	8.74	9.84	10.99	13.31	14.84	16.55	19.42	21.73	32.78
62	2.22	3.20	4.17	5.14	6.09	7.08	8.15	9.31	10.52	11.81	14.65	16.34	18.23	21.37	23.87	36.88
63	2.36	3.38	4.40	5.42	6.42	7.47	8.61	9.88	11.24	12.74	15.86	17.73	19.83	23.30	26.11	41.54
64	2.51	3.58	4.65	5.72	6.77	7.89	9.12	10.52	12.06	13.80	17.25	19.31	21.63	25.45	28.57	46.74
65	2.67	3.79	4.91	6.03	7.15	8.35	9.70	11.24	13.00	15.01	18.83	21.08	23.62	27.79	31.21	52.50
66	2.84	4.01	5.19	6.37	7.57	8.88	10.36	12.07	14.06	16.40	20.61	23.04	25.79	30.30	34.00	58.80
67	3.03	4.24	5.49	6.75	8.04	9.48	11.10	13.00	15.26	17.95	22.58	25.19	28.11	32.93	36.89	65.66
68	3.29	4.62	6.00	7.41	8.87	10.51	12.37	14.55	17.13	20.20	25.19	28.11	31.57	36.88	41.19	73.06
69	3.58	5.05	6.59	8.18	9.84	11.72	13.85	16.33	19.27	22.75	28.11	31.57	35.36	41.18	45.84	81.02
70	3.92	5.54	7.27	9.07	10.97	13.11	15.54	18.38	21.71	25.59	31.57	35.36	39.49	45.83	50.83	89.52
71	4.30	6.11	8.06	10.11	12.28	14.72	17.48	20.70	24.43	28.74	35.36	39.49	43.94	50.82	61.72	98.58

75-80 Basic Table
Female ALB

	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16+
72	4.75	6.78	8.99	11.31	13.78	16.56	19.69	23.29	27.44	32.19	39.48	43.94	48.73	60.92	74.09	108.18
73	5.27	7.56	10.06	12.70	15.51	18.65	22.16	26.16	30.73	35.95	43.93	48.72	53.84	72.33	88.02	118.34
74	5.87	8.46	11.29	14.29	17.47	20.98	24.89	29.30	34.32	40.00	48.72	53.83	64.90	85.14	103.64	129.04
75	6.57	9.49	12.70	16.09	19.65	23.57	27.88	32.72	38.18	44.36	53.83	64.19	77.38	99.44	121.03	140.30
76	7.38	10.68	14.31	18.11	22.07	26.40	31.13	36.41	42.34	49.01	63.64	75.83	91.39	115.30	140.30	152.10
77	8.30	12.03	16.10	20.34	24.72	29.48	34.64	40.38	46.79	53.97	74.63	88.85	107.00	132.83	152.10	164.46
78	9.35	13.54	18.08	22.78	27.61	32.80	38.41	44.61	51.52	64.67	86.89	103.32	124.32	152.10	164.46	177.36
79	10.52	15.20	20.25	25.44	30.72	36.38	42.44	49.13	61.70	76.69	100.46	119.32	143.44	164.46	177.36	190.82
80	11.81	17.03	22.61	28.31	34.07	40.19	48.96	58.85	73.15	90.11	115.44	136.94	164.46	177.36	190.82	204.82
81	13.23	19.01	25.16	31.39	39.55	48.78	58.68	69.77	85.92	105.03	131.89	156.26	177.36	190.82	204.82	219.38
82	14.78	21.16	27.90	38.90	48.13	58.50	69.60	81.96	100.11	121.51	149.89	177.36	190.82	204.82	219.38	234.48
83	16.44	27.58	35.34	47.48	57.85	69.43	81.80	95.51	115.80	139.65	169.50	190.82	204.82	219.38	234.48	250.14
84	22.72	35.01	43.89	57.21	68.79	81.64	95.36	110.48	133.06	159.52	190.82	204.82	219.38	234.48	250.14	266.34
85	30.05	43.56	53.62	68.15	81.02	95.20	110.34	126.96	151.96	181.23	204.82	219.38	234.48	250.14	266.34	281.72
86	38.55	53.29	64.62	80.40	94.61	110.19	126.83	145.01	172.60	204.82	219.38	234.48	250.14	266.34	281.72	303.10
87	48.30	64.30	76.98	94.02	109.65	126.70	144.89	164.71	195.04	219.38	234.48	250.14	266.34	281.72	303.10	330.14
88	59.38	76.66	90.77	109.10	126.21	144.78	164.62	186.14	219.38	234.48	250.14	266.34	281.72	303.10	330.14	363.98
89	71.90	90.47	106.07	125.71	144.36	164.53	186.07	209.38	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13
90	85.94	105.79	122.99	143.93	164.19	186.01	209.34	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56
91	101.58	122.74	141.58	163.85	185.76	209.31	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86
92	118.94	141.36	161.95	185.52	209.17	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42
93	138.09	161.77	184.16	209.04	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74
94	159.13	184.03	208.32	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76
95	182.14	208.25	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76	999.99
96	207.24	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76	999.99	999.99
97	234.48	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76	999.99	999.99	999.99
98	250.14	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76	999.99	999.99	999.99	999.99
99	266.34	281.72	303.10	330.14	363.98	406.13	458.56	523.86	605.42	707.74	836.76	999.99	999.99	999.99	999.99	999.99

ARBITRATION SCHEDULE
(Effective as of January 1, 2000)
to
Agreement Number 12
To initiate arbitration, either SAFECO or Lincoln agrees to notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent agrees to respond in writing to the notification, within ten (10) days of its receipt.
The arbitration hearing shall be before a panel of three (3) arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney or consultant of SAFECO or Lincoln, or either’s affiliates.
SAFECO and Lincoln agree to each name five (5) candidates to serve as an arbitrator. Each agree to choose one (1) candidate from the other’s list, and these two (2) candidates shall serve as the first two (2) arbitrators. If one (1) or more candidates so chosen decline to serve as an arbitrator, the party that named the candidate shall add an additional candidate to its list, and the other party agrees to again choose one (1) candidate from the list. This process shall continue until two (2) arbitrators have been chosen and have accepted. SAFECO and Lincoln agree to present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which shall be presented within ten (10) days of the date the naming party receives notice that a candidate who has been chosen declines to serve.
The two (2) arbitrators shall select the third arbitrator from the eight (8) candidates remaining on the lists of SAFECO and Lincoln within fourteen (14) days of the acceptance of their positions as arbitrators. If the two (2) arbitrators cannot agree on the choice of a third, then this choice shall be referred back to SAFECO and Lincoln. SAFECO and Lincoln agree to take turns striking the names of the remaining candidates from the initial eight (8) candidates until only one (1) candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as third arbitrator. This process shall continue until a candidate has been chosen and accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party’s initiation of arbitration. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three (3) arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the “Arbitration” article. At no time will either SAFECO of Lincoln contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both SAFECO and Lincoln to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that he or she has been named or chosen by one party or the other.
The arbitration hearing shall be held on the date and in the location set by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party agrees to provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence and agree to give the evidence such weight as they deem appropriate after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden, of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

WAIVER OF PREMIUM BENEFIT ADDENDUM
(Effective as of January 1, 2000)
to
Agreement Number 12
The provisions of the Agreement shall apply in all respects to reinsurance of the Waiver of Premium Benefit provided by the Policies except as otherwise set forth in this Addendum.
This Addendum is referred to as “WP” in the “Applicable Addendum” column of the Policies Reinsured section of the Life Benefits Schedule.
1. Definitions
     1.1. Lincoln’s Proportionate Share — the face amount of the Waiver of Premium Benefit less SAFECO’S Waiver of Premium Retention divided by the face amount of the Waiver of Premium Benefit.
     1.2. Policy Premiums — the insurance premiums, cost of insurance rates or other specified amounts due for the life insurance benefit of a Policy.
     1.3. Waiver of Premium Benefit — a benefit provided pursuant to a Policy wherein SAFECO agrees to relinquish its right to Policy Premiums in the event of the Policy owner’s disability until such disability is ended.
2. Reinsurance Terms
     2.1. SAFECO agrees to cede, and Lincoln agrees to accept, Lincoln’s Proportionate Share of the Waiver of Premium Benefit if the following conditions are met:
2.1.1.	SAFECO retains the following amounts of Waiver of Premium Benefit on a life:
An amount equal to its Retention of individual life insurance of the insured person.

2.1.2.	The sum of Waiver of Premium Benefit issued by SAFECO then in force on the insured life and the amount of Waiver of Premium Benefit then being applied for from SAFECO does not exceed the sum of SAFECO’S Waiver of Premium Retention and the following amounts:

Ages	Standard-Table F
0-44	$3,000,000
45-65	1,500,000
Over 65	None
2.1.3.	The sum of the amount of Waiver of Premium Benefit then in force on the insured life in all companies and the amount of Waiver of Premium Benefit then being applied for on the insured life from all companies does not exceed the following amounts:

Ages	Standard-Table F
0-65	$5,000,000
Over 65	None
     2.2. SAFECO agrees to place Waiver of Premium reinsurance into effect by following the procedures for placing life reinsurance into effect as set forth in the Administrative Schedule of the Agreement.
     2.3. Waiver of Premium Benefits shall be coinsured with Lincoln. Reinsurance shall follow the forms of SAFECO. SAFECO agrees to pay Lincoln reinsurance premiums for Waiver of Premium reinsurance equal to Lincoln’s Proportionate Share of the appropriate premium rates as specified in the Premium and Allowance Schedule less an allowance of
     [***] of such premium in the first year and [***] in renewal years.
Waiver of Premium reinsurance premiums are payable with the same frequency as, and due with, the associated life reinsurance premium. Waiver of Premium reinsurance premiums shall not be due while a Waiver of Premium Benefit is being paid. However, while a Waiver of Premium Benefit is being paid, SAFECO agrees to continue to pay Lincoln premiums for reinsurance of other benefits provided by the Policy in accordance with the Agreement or applicable addenda.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

     2.4. SAFECO agrees to give Lincoln prompt notice of any Waiver of Premium claim, and upon request, agrees to provide proof of the insured person’s continuing disability. Lincoln’s reinsurance liability for Waiver of Premium claims shall equal Lincoln’s Proportionate Share of Policy premiums waived by SAFECO under the Policy. SAFECO agrees to notify Lincoln upon the termination of a Waiver of Premium claim and agrees to resume paying Waiver of Premium reinsurance premiums starting with the beginning of the first month following the date the person is no longer eligible for such Waiver of Premium Benefit.
     2.5. SAFECO may elect to recapture reinsurance of in force Waiver of Premium reinsurance in accordance with the procedures set forth in the Agreement. If SAFECO elects to recapture such reinsurance but an insured person is subject to a Waiver of Premium claim when an increase of its Waiver of Premium Retention would otherwise become effective, Waiver of Premium reinsurance shall remain at the current Retention until the Policy returns to a premium-paying status. After such time, the intended recapture shall occur.

ACCIDENTAL DEATH BENEFIT ADDENDUM
(Effective as of January 1, 2000)
to
Agreement Number 12
The provisions of the Agreement shall apply in all respects to reinsurance of the Bulk Accidental Death Benefit provided by the Policies except as otherwise set forth in this Addendum.
This Addendum is referred to as “ADB” in the “Applicable Addendum” column of the Policies Reinsured section of the Life Benefits Schedule.
1. Definitions
     1.1. ADB — life insurance provided by the Policies which is payable in the event of the accidental death of the insured.
     1.2. ADB Reinsurance Amount — the face amount of ADB provided by a Policy less SAFECO’S ADB Retention.
     1.3. Reinsurance Term — from 12:00 a.m. on January 1 of the calendar year during which this Addendum is effective until 11:59 p.m. on December 31 of the same calendar year, and each calendar year thereafter.
2. Reinsurance Terms
     2.1. SAFECO agrees to cede, and Lincoln agrees to accept, the ADB Reinsurance Amount as Automatic Reinsurance if
2.1.1.	SAFECO retains the following amounts of ADB on a life:
SAFECO’S life insurance Retention less the amount of life insurance then retained on the life by SAFECO

2.1.2.	the sum of ADB issued by SAFECO then in force on the insured life and the amount of ADB then being applied for from SAFECO does not exceed the sum of SAFECO’S ADB Retention and the following amounts:

Ages	Standard-Table F
0-65	$250,000
Over 65	None
2.1.3.	the sum of the amount of ADB then in force on the insured life in all companies and the amount of ADB then being applied for on the insured life from all companies does not exceed the following amounts:

Ages	Standard-Table F
0-65	$500,000
Over 65	None
     2.2. Lincoln’s liability for ADB shall begin simultaneously with SAFECO. To place ADB reinsurance into effect, SAFECO need only report ADB reinsurance on a bulk basis within sixty (60) days following the end of each reinsurance term. The report shall provide a listing of Policies subject to ADB reinsurance, show the average amount of ADB reinsurance in force during the reinsurance term, and calculate the amount of reinsurance premiums due for such reinsurance.
     2.3. ADB reinsurance premiums shall equal the average ADB Reinsurance Amount in force during the Reinsurance Term times the appropriate rate shown below.
Rate For All Ages At All Durations
$[***] per $1,000
Reinsurance premiums are payable in arrears and due with the bulk ADB report. ADB reinsurance premiums shall be due even if a Policy is subject to a waiver of premium claim.
     2.4. Lincoln shall pay the ADB Reinsurance Amount of all ADB claims incurred during the reinsurance term. Claims shall be reported and paid as incurred.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corp., this information has been filed separately with the Securities and Exchange Commission.

     2.5. If SAFECO increases its ADB Retention on new Policies, it agrees to notify Lincoln in writing within sixty (60) days of such increase. In force ADB reinsurance shall not be eligible for recapture without Lincoln’s express written consent, which Lincoln agrees not to unreasonably withhold.
     Either SAFECO or Lincoln may terminate ADB reinsurance as of the end of a reinsurance term for Policies issued after the end of such reinsurance term by giving ninety (90) days’ advance written notice to the other party.

ACCELERATED BENEFITS RIDER ADDENDUM
(Effective as of January 1, 2000)
to
Agreement Number 12
The provisions of the Agreement shall apply in all respects to reinsurance of an Accelerated Benefits Rider except as otherwise set forth in this Addendum.
This Addendum is referred to as “ABR” in the “Applicable Addendum” column of the Policies Reinsured section of the Life Benefits Schedule.
1. Definitions
     ABR — provides a benefit whereby, if certain specified conditions are met and in lieu of the death benefit under the Base Policy, Lincoln shall pay a portion of the face amount of the Base Policy prior to the insured’s death (the “accelerated benefit”).
2. Reinsurance Terms
     2.1. There shall be no additional reinsurance premium paid by SAFECO to Lincoln for ABR.
     2.2. Lincoln shall reinsure the accelerated benefit only if the following conditions are met:
2.2.1.	SAFECO receives written evidence which would lead it to reasonably conclude that the insured is expected to live for twelve (12) months or less; and

2.2.2.	The amount accelerated does not exceed two hundred fifty thousand dollars or fifty percent (50%) of the death benefit.
     2.3. Lincoln shall reimburse SAFECO for a portion of the accelerated benefit equal to the portion of the Base Policy reinsured with Lincoln as of the date of the payment of the accelerated benefit, except that if the accelerated benefit is calculated using a feature of the Base Policy which is not reinsured with Lincoln (such as, but not limited to dividends, dividend additions and Policy loans), Lincoln’s portion of the accelerated benefit shall be calculated only on those features of the Base Policy that are reinsured with Lincoln.

     2.4. To receive reimbursement from Lincoln for Lincoln’s portion of the accelerated benefit, SAFECO shall provide Lincoln with written evidence in a form mutually acceptable to both parties which indicates that it has paid an accelerated benefit. SAFECO shall also notify Lincoln upon the death of the insured in accordance with the terms of the Agreement.
     2.5. In consideration of Lincoln’s reimbursement of the accelerated benefit, the reinsured face amount of the Base Policy shall be reduced proportionately to the reduction in the Base Policy upon payment of the accelerated benefit.
     2.6. If SAFECO collects interest on the ABR, SAFECO shall pay Lincoln its Proportionate Share of such interest.
     2.7. If insurance reduces on a life reinsured under a Base Policy with an ABR attached, then
2.7.1.	if an accelerated benefit has been paid hereunder, the portion of the Base Policy being reinsured shall be recalculated as if the original amount of insurance, less the amount of the reduction, had been in place on the date the Base Policy was issued. The amount of reinsurance as of the date of the calculation shall equal this revised portion times the current Policy face amount; and

2.7.2.	if no accelerated benefit amount has been paid hereunder, then reinsurance of the Base Policy shall be reduced as provided in the Agreement.
     2.8. If SAFECO elects to increase its Retention in accordance with the Agreement, and also elects to have the increased Retention apply to existing reinsurance, then
2.8.1.	if an accelerated benefit has been paid hereunder, the portion of the Base Policy being reinsured shall be recalculated as if the new Retention had been in place on the date the Base Policy was issued. The amount of reinsurance as of the date of the calculation shall be this revised portion times the current Policy face amount; and

2.8.2.	if no accelerated benefit amount, has been paid hereunder, then reinsurance of the Base Policy shall be recaptured as provided in the Agreement.

GUARANTEED PURCHASE OPTION ADDENDUM
(Effective as of January l, 2000)
to
Agreement Number 12
The provisions of the Agreement shall apply in all respects to reinsurance of Guaranteed Purchase Options and Opted Policies issued in connection with Guaranteed Purchase Options.
This Addendum is referred to as “GP” in the “Applicable Addendum” column of the Policies Reinsured section of the Life Benefits Schedule.
1. Definitions
     1.1. Base Policy — a Policy which provides a Guaranteed Purchase Option for an Opted Policy.
     1.2. GPO — an option to purchase additional insurance triggered by the insured reaching predefined ages or a specified event without providing evidence of insurability.
     1.3. Maximum Face Amount — the sum of the Base Policy and the total face amount on the insured life which may be purchased without evidence of insurability under the Guaranteed Purchase Options, if all options are elected.
     1.4. Opted Policy — an individual life insurance Policy, or an increase to the face amount of an existing Policy, issued as the result of a Guaranteed Purchase Option triggered by the insured reaching predefined ages or a specified event.
2. Reinsurance of Opted Policies
     2.1. Lincoln agrees to accept reinsurance of an Opted Policy only
2.1.1.	when such reinsurance would otherwise fall within the automatic provisions of the Agreement in effect between SAFECO and Lincoln on the effective date of the Opted Policy that gives rise for such reinsurance;

2.1.2.	when the Base Policy to which the Guaranteed Purchase Option rider is attached was issued on a standard basis with no extra premiums or exclusion riders of any kind;

2.1.3.	when, in the underwriting opinion given on a facultative submission at the time of issue of the Guaranteed Purchase Option rider, Lincoln has not stated that the risk is not eligible for such a rider or had not stated that the case should be rated or issued with an exclusion rider of any kind; and

2.1.4.	when the Maximum Face Amount does not exceed the sum of SAFECO’S Retention and the Automatic Limits specified in the Life Benefits Schedule of me Agreement.
     2.2. SAFECO agrees to place reinsurance into effect on the Opted Policy by following the procedures for placing reinsurance into effect as set forth in the Administrative Schedule of the Agreement.
     2.3. SAFECO agrees to pay Lincoln an extra single premium at the time of issue of the Opted Policy equal to the Reinsured Net Amount at Risk times the appropriate attached rates on diskette labeled “SAFECO, January 1, 2000, Term Rates,” and based on the option age last of the insured and the attained duration of the Base Policy.
     2.4. Additionally, from the issue date of the Opted Policy and annually thereafter, SAFECO agrees to pay Lincoln a reinsurance premium equal to the Reinsured Net Amount at Risk times the appropriate rate set forth in the Premium and Allowance Schedule based on the original issue age of the insured and the attained duration of the Base Policy. Any reinsurance premium adjustments payable on the Base Policy shall be payable under the Opted Policy.
     2.5. Lincoln shall reimburse SAFECO for SAFECO’S Net Amount at Risk of benefits paid pursuant to Opted Policies.
     2.6. SAFECO, may increase, its Retention, and elect to recapture reinsurance of Opted Policies, in accordance with the procedures set-forth in the Agreement.

SAFECO TERM PREMIUM RATES PER $1,000
High Band = $400,000+

	10 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

15			0.86		1.95			0.67		1.71			0.82		1.90

16			0.86		1.95			0.67		1.71			0.82		1.90

17			0.86		1.95			0.67		1.71			0.82		1.90

18			0.86		1.95			0.67		1.71			0.82		1.90

19			0.86		1.95			0.67		1.71			0.82		1.90

20	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.71	0.44	0.55	0.82	1.11	1.90

21	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.71	0.44	0.55	0.82	1.11	1.90

22	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.71	0.44	0.55	0.82	1.11	1.90

23	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.71	0.44	0.55	0.82	1.11	1.90

24	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.71	0.44	0.55	0.82	1.11	1.90
25	0.46	0.57	0.86	1.14	1.95	0.35	0.47	0.67	0.98	1.72	0.44	0.55	0.82	1.11	1.90
26	0.46	0.57	0.86	1.15	1.97	0.35	0.47	0.68	0.98	1.74	0.44	0.55	0.82	1.12	1.92
27	0.46	0.57	0.86	1.16	1.99	0.35	0.47	0.69	0.98	1.75	0.44	0.55	0.83	1.12	1.94
28	0.46	0.57	0.86	1.17	2.01	0.35	0.47	0.69	0.98	1.76	0.44	0.55	0.83	1.13	1.96
29	0.46	0.57	0.86	1.18	2.02	0.35	0.47	0.70	0.99	1.77	0.44	0.55	0.83	1.14	1.97
30	0.46	0.57	0.86	1.20	2.03	0.35	0.47	0.70	1.00	1.77	0.44	0.55	0.83	1.16	1.98
31	0.46	0.57	0.86	1.22	2.03	0.35	0.47	0.70	1.01	1.77	0.44	0.55	0.83	1.18	1.98
32	0.46	0.57	0.86	1.24	2.03	0.35	0.47	0.71	1.03	1.77	0.44	0.55	0.83	1.20	1.98
33	0.46	0.57	0.87	1.29	2.05	0.35	0.47	0.71	1.06	1.77	0.44	0.55	0.84	1.24	1.99
34	0.46	0.57	0.88	1.35	2.09	0.35	0.47	0.72	1.11	1.80	0.44	0.55	0.85	1.30	2.03
35	0.46	0.57	0.88	1.43	2.16	0.35	0.47	0.72	1.18	1.87	0.44	0.55	0.85	1.38	2.10
36	0.50	0.63	0.95	1.54	2.26	0.39	0.52	0.76	1.27	2.00	0.48	0.61	0.91	1.49	2.21
37	0.54	0.69	1.03	1.67	2.40	0.44	0.57	0.81	1.38	2.15	0.52	0.67	0.99	1.61	2.35
38	0.59	0.76	1.12	1.82	2.57	0.49	0.62	0.87	1.50	2.31	0.57	0.73	1.07	1.76	2.52
39	0.64	0.83	1.22	1.98	2.79	0.54	0.68	0.94	1.62	2.49	0.62	0.80	1.16	1.91	2.73
40	0.70	0.91	1.32	2.16	3.05	0.59	0.73	1.01	1.76	2.68	0.68	0.87	1.26	2.08	2.98
41	0.76	0.98	1.41	2.35	3.37	0.62	0.77	1.08	1.90	2.86	0.73	0.94	1.34	2.26	3.27
42	0.83	1.05	1.52	2.56	3.73	0.66	0.82	1.16	2.06	3.06	0.80	1.00	1.45	2.46	3.60
43	0.90	1.13	1.65	2.79	4.12	0.70	0.87	1.25	2.22	3.28	0.86	1.08	1.57	2.68	3.95
44	0.97	1.22	1.79	3.05	4.54	0.75	0.93	1.35	2.38	3.52	0.93	1.16	1.70	2.92	4.34
45	1.05	1.33	1.96	3.34	4.99	0.81	0.99	1.46	2.56	3.79	1.00	1.26	1.86	3.18	4.75
46	1.12	1.46	2.19	3.65	5.45	0.90	1.07	1.60	2.74	4.11	1.08	1.38	2.07	3.47	5.18
47	1.21	1.60	2.41	3.99	5.95	0.99	1.16	1.74	2.93	4.45	1.17	1.51	2.28	3.78	5.65
48	1.31	1.75	2.64	4.37	6.49	1.08	1.25	1.87	3.14	4.79	1.26	1.65	2.49	4.12	6.15
49	1.43	1.90	2.86	4.79	7.08	1.17	1.34	2.00	3.36	5.14	1.38	1.79	2.69	4.50	6.69
50	1.57	2.07	3.07	5.24	7.71	1.26	1.44	2.12	3.60	5.50	1.51	1.94	2.88	4.91	7.27
51	1.76	2.25	3.23	5.82	8.50	1.34	1.54	2.19	3.89	5.86	1.68	2.11	3.02	5.43	7.97
52	1.95	2.44	3.42	6.40	9.29	1.42	1.65	2.29	4.18	6.23	1.84	2.28	3.19	5.96	8.68
53	2.17	2.65	3.66	6.95	10.09	1.52	1.77	2.41	4.48	6.62	2.04	2.47	3.41	6.46	9.40

	10 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

54	2.39	2.88	3.95	7.48	10.88	1.63	1.90	2.58	4.78	7.04	2.24	2.68	3.68	6.94	10.11
55	2.63	3.14	4.32	7.99	11.69	1.76	2.05	2.80	5.09	7.50	2.46	2.92	4.02	7.41	10.85
56	2.85	3.44	4.84	8.32	12.38	1.92	2.22	3.11	5.38	8.01	2.66	3.20	4.49	7.73	11.51
57	3.11	3.77	5.41	8.75	13.21	2.09	2.40	3.46	5.70	8.58	2.91	3.50	5.02	8.14	12.28
58	3.43	4.14	6.05	9.34	14.26	2.29	2.62	3.83	6.07	9.21	3.20	3.84	5.61	8.69	13.25
59	3.79	4.57	6.74	10.13	15.57	2.49	2.85	4.23	6.50	9.93	3.53	4.23	6.24	9.40	14.44
60	4.23	5.05	7.51	11.15	17.21	2.72	3.12	4.65	7.00	10.74	3.93	4.66	6.94	10.32	15.92
61	4.76	5.53	8.23	12.45	19.04	2.97	3.44	5.11	7.57	11.60	4.40	5.11	7.61	11.47	17.55
62	5.36	6.13	9.10	14.03	21.35	3.24	3.78	5.58	8.24	12.63	4.94	5.66	8.40	12.87	19.61
63	6.01	6.86	10.17	15.89	24.21	3.54	4.15	6.06	9.04	13.86	5.52	6.32	9.35	14.52	22.14
64	6.74	7.74	11.45	18.03	27.64	3.86	4.54	6.56	9.97	15.31	6.16	7.10	10.47	16.42	25.17
65	7.52	8.78	12.97	20.44	31.64	4.21	4.97	7.08	11.04	17.00	6.86	8.02	11.79	18.56	28.71
66	8.37	9.98	14.73	23.11	36.18	4.60	5.44	7.64	12.26	18.95	7.62	9.07	13.31	20.94	32.73
67	9.29	11.34	16.73	26.00	41.22	5.03	5.95	8.25	13.64	21.17	8.44	10.26	15.03	23.53	37.21
68	10.28	12.85	18.97	29.08	46.66	5.52	6.52	8.93	15.18	23.65	9.33	11.58	16.96	26.30	42.06
69	11.34	14.49	21.40	32.32	52.42	6.08	7.17	9.72	16.89	26.40	10.29	13.03	19.06	29.23	47.22
70	12.49	16.25	24.01	35.65	58.35	6.71	7.90	10.62	18.75	29.40	11.33	14.58	21.33	32.27	52.56
71	13.72	18.10	26.75	39.02	64.30	7.43	8.74	11.68	20.77	32.64	12.46	16.23	23.74	35.37	57.97
72	15.05	20.00	29.57	42.37	70.09	8.26	9.70	12.93	22.95	36.11	13.69	17.94	26.24	38.49	63.29
73	16.49	21.92	32.42	45.61	75.50	9.21	10.81	14.41	25.27	39.77	15.03	19.70	28.82	41.54	68.35
74	18.03	23.81	35.21	48.67	80.30	10.29	12.10	16.17	27.73	43.60	16.48	21.47	31.40	44.48	72.96
75	19.70	25.62	37.87	51.45	84.22	11.53	13.58	18.25	30.32	47.55	18.07	23.21	33.95	47.22	76.89

	15 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

15			0.89		2.29			0.73		1.74			0.86		2.18

16			0.89		2.29			0.73		1.74	0.47		0.86		2.18

17			0.89		2.29			0.73		1.74	0.47		0.86		2.18

18			0.89		2.29			0.73		1.74	0.466		0.86		2.18

19			0.89		2.29			0.73		1.74			0.86		2.18

20	0.49	0.58	0.89	1.33	2.29	0.37	0.51	0.73	1.06	1.74	0.47	0.57	0.86	1.28	2.18

21	0.49	0.58	0.89	1.33	2.29	0.37	0.51	0.73	1.06	1.74	0.47	0.57	0.86	1.28	2.18

22	0.49	0.58	0.90	1.33	2.29	0.37	0.51	0.73	1.06	1.74	0.47	0.57	0.87	1.28	2.18

23	0.49	0.58	0.90	1.33	2.29	0.37	0.51	0.73	1.06	1.74	0.47	0.57	0.87	1.28	2.18

24	0.49	0.58	0.90	1.33	2.29	0.37	0.51	0.73	1.06	1.74	0.47	0.57	0.87	1.28	2.18
25	0.49	0.58	0.90	1.33	2.29	0.37	0.51	0.74	1.07	1.76	0.47	0.57	0.87	1.28	2.18
26	0.49	0.58	0.90	1.35	2.30	0.37	0.51	0.75	1.09	1.81	0.47	0.57	0.87	1.30	2.20
27	0.49	0.58	0.90	1.38	2.31	0.38	0.51	0.76	1.12	1.85	0.47	0.57	0.87	1.33	2.22
28	0.49	0.58	0.90	1.41	2.33	0.38	0.51	0.77	1.14	1.89	0.47	0.57	0.87	1.36	2.24
29	0.49	0.59	0.90	1.44	2.35	0.38	0.51	0.78	1.16	1.93	0.47	0.57	0.88	1.38	2.27
30	0.49	0.59	0.91	1.48	2.38	0.38	0.51	0.78	1.18	1.97	0.47	0.57	0.88	1.42	2.30
31	0.50	0.59	0.93	1.53	2.44	0.38	0.51	0.78	1.18	1.98	0.48	0.57	0.90	1.46	2.35
32	0.50	0.60	0.95	1.58	2.49	0.38	0.51	0.79	1.20	1.99	0.48	0.58	0.92	1.50	2.39
33	0.50	0.62	0.97	1.63	2.54	0.39	0.52	0.79	1.23	2.03	0.48	0.60	0.93	1.55	2.44
34	0.51	0.64	1.00	1.67	2.59	0.39	0.53	0.80	1.28	2.10	0.49	0.62	0.96	1.59	2.49

	15 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

35	0.51	0.67	1.03	1.72	2.64	0.40	0.55	0.80	1.35	2.19	0.49	0.65	0.98	1.65	2.55
36	0.54	0.71	1.05	1.72	2.64	0.44	0.58	0.83	1.46	2.34	0.52	0.68	1.01	1.67	2.58
37	0.58	0.76	1.09	1.76	2.67	0.48	0.61	0.88	1.58	2.51	0.56	0.73	1.05	1.72	2.64
38	0.62	0.82	1.15	1.84	2.78	0.52	0.65	0.94	1.72	2.71	0.60	0.79	1.11	1.82	2.77
39	0.68	0.89	1.24	2.00	2.98	0.57	0.70	1.01	1.87	2.92	0.66	0.85	1.19	1.97	2.97
40	0.75	0.96	1.35	2.22	3.26	0.62	0.75	1.10	2.03	3.14	0.72	0.92	1.30	2.18	3.24
41	0.83	1.04	1.49	2.59	3.72	0.67	0.81	1.20	2.20	3.37	0.80	0.99	1.43	2.51	3.65
42	0.93	1.13	1.68	2.99	4.23	0.72	0.88	1.32	2.38	3.62	0.89	1.08	1.61	2.87	4.11
43	1.02	1.23	1.88	3.42	4.80	0.77	0.95	1.43	2.57	3.89	0.97	1.17	1.79	3.25	4.62
44	1.13	1.35	2.09	3.85	5.41	0.83	1.03	1.56	2.77	4.18	1.07	1.29	1.98	3.63	5.16
45	1.24	1.47	2.32	4.28	6.05	0.89	1.11	1.68	2.98	4.50	1.17	1.40	2.19	4.02	5.74
46	1.35	1.61	2.58	4.66	6.69	0.95	1.20	1.82	3.20	4.88	1.27	1.53	2.43	4.37	6.33
47	1.48	1.76	2.84	5.06	7.38	1.02	1.30	1.95	3.43	5.27	1.39	1.67	2.66	4.73	6.96
48	1.61	1.93	3.11	5.49	8.10	1.10	1.40	2.08	3.69	5.68	1.51	1.82	2.90	5.13	7.62
49	1.76	2.12	3.39	5.97	8.87	1.19	1.50	2.20	3.96	6.11	1.65	2.00	3.15	5.57	8.32
50	1.92	2.33	3.68	6.49	9.70	1.29	1.61	2.32	4.26	6.55	1.79	2.19	3.41	6.04	9.07
51	2.11	2.58	3.98	7.14	10.66	1.40	1.72	2.43	4.62	6.94	1.97	2.41	3.67	6.64	9.92
52	2.32	2.84	4.30	7.82	11.66	1.52	1.84	2.55	4.99	7.41	2.16	2.64	3.95	7.25	10.81
53	2.53	3.12	4.65	8.53	12.69	1.66	1.96	2.69	5.36	7.96	2.36	2.89	4.26	7.90	11.74
54	2.75	3.42	5.03	9.27	13.77	1.82	2.10	2.86	5.75	8.62	2.56	3.16	4.60	8.57	12.74
55	2.99	3.74	5.47	10.05	14.91	2.00	2.26	3.07	6.15	9.40	2.79	3.44	4.99	9.27	13.81
56	3.25	4.10	5.97	10.88	16.14	2.20	2.44	3.33	6.57	10.30	3.04	3.77	5.44	10.02	14.97
57	3.53	4.49	6.55	11.79	17.49	2.41	2.64	3.63	7.02	11.33	3.31	4.12	5.97	10.84	16.26
58	3.85	4.94	7.23	12.80	19.01	2.65	2.87	4.00	7.52	12.49	3.61	4.53	6.58	11.74	17.71
59	4.22	5.45	8.03	13.94	20.76	2.90	3.14	4.43	8.09	13.75	3.96	4.99	7.31	12.77	19.36
60	4.65	6.05	8.98	15.25	22.79	3.16	3.45	4.94	8.75	15.11	4.35	5.53	8.17	13.95	21.25
61	5.15	6.74	10.09	16.78	25.18	3.44	3.81	5.53	9.52	16.55	4.81	6.15	9.18	15.33	23.45
62	5.75	7.56	11.40	18.58	28.02	3.72	4.23	6.20	10.44	18.04	5.34	6.89	10.36	16.95	26.02
63	6.46	8.51	12.93	20.70	31.39	4.01	4.71	6.96	11.53	19.56	5.97	7.75	11.74	18.87	29.02
64	7.30	9.63	14.72	23.21	35.39	4.30	5.26	7.81	12.84	21.06	6.70	8.76	13.34	21.14	32.52
65	8.30	10.94	16.80	26.18	40.13	4.58	5.90	8.77	14.41	22.51	7.56	9.93	15.19	23.83	36.61

	20 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

15			1.09		2.76			0.80		1.92			1.03		2.59

16			1.09		2.76			0.80		1.92			1.03		2.59

17			1.09		2.76			0.80		1.92			1.03		2.59

18			1.09		2.76			0.80		1.92			1.03		2.59

19			1.09		2.76			0.80		1.92			1.03		2.59

20	0.63	0.77	1.09	1.66	2.76	0.43	0.63	0.80	1.19	1.92	0.59	0.74	1.03	1.57	2.59

21	0.63	0.77	1.09	1.66	2.76	0.43	0.63	0.80	1.19	1.92	0.59	0.74	1.03	1.57	2.59

22	0.63	0.77	1.09	1.66	2.76	0.43	0.63	0.80	1.19	1.92	0.59	0.74	1.03	1.57	2.59

23	0.63	0.77	1.09	1.66	2.76	0.43	0.63	0.80	1.19	1.92	0.59	0.74	1.03	1.57	2.59

24	0.63	0.77	1.09	1.66	2.76	0.43	0.64	0.80	1.19	1.92	0.59	0.74	1.03	1.57	2.59
25	0.63	0.77	1.09	1.66	2.76	0.44	0.64	0.80	1.19	1.95	0.59	0.74	1.03	1.57	2.60

	20 YEAR HIGH BAND
	Male					Female					Unisex
Age	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM	Pref+	Pref NS	Stnd NS	Pref SM	Stnd SM

26	0.64	0.79	1.11	1.68	2.76	0.45	0.64	0.82	1.23	2.02	0.60	0.76	1.05	1.59	2.61
27	0.64	0.82	1.13	1.70	2.76	0.46	0.65	0.84	1.27	2.08	0.60	0.79	1.07	1.61	2.62
28	0.65	0.84	1.16	1.73	2.76	0.47	0.65	0.87	1.32	2.15	0.61	0.80	1.10	1.65	2.64
29	0.65	0.86	1.19	1.76	2.77	0.49	0.66	0.90	1.37	2.22	0.62	0.82	1.13	1.68	2.66
30	0.65	0.88	1.22	1.80	2.83	0.51	0.67	0.94	1.42	2.28	0.62	0.84	1.16	1.72	2.72
31	0.66	0.90	1.23	1.84	2.94	0.51	0.68	0.95	1.46	2.31	0.63	0.86	1.17	1.76	2.81
32	0.66	0.92	1.25	1.90	3.07	0.51	0.69	0.96	1.50	2.35	0.63	0.87	1.19	1.82	2.93
33	0.66	0.94	1.27	1.97	3.22	0.52	0.71	0.97	1.56	2.42	0.63	0.89	1.21	1.89	3.06
34	0.67	0.96	1.29	2.07	3.39	0.52	0.74	0.98	1.64	2.53	0.64	0.92	1.23	1.98	3.22
35	0.67	0.98	1.31	2.20	3.59	0.52	0.78	1.00	1.73	2.68	0.64	0.94	1.25	2.11	3.41
36	0.72	1.05	1.38	2.35	3.78	0.57	0.84	1.10	1.85	2.91	0.69	1.01	1.32	2.25	3.61
37	0.78	1.14	1.46	2.54	4.01	0.62	0.90	1.20	1.99	3.16	0.75	1.09	1.41	2.43	3.84
38	0.85	1.22	1.58	2.78	4.30	0.67	0.97	1.32	2.14	3.44	0.81	1.17	1.53	2.65	4.13
39	0.93	1.30	1.72	3.06	4.66	0.72	1.05	1.44	2.32	3.73	0.89	1.25	1.66	2.91	4.47
40	1.02	1.39	1.88	3.39	5.09	0.78	1.12	1.56	2.51	4.04	0.97	1.34	1.82	3.21	4.88
41	1.12	1.45	2.08	3.80	5.64	0.82	1.19	1.66	2.73	4.34	1.06	1.40	2.00	3.59	5.38
42	1.23	1.53	2.30	4.24	6.24	0.87	1.26	1.77	2.95	4.67	1.16	1.48	2.19	3.98	5.93
43	1.36	1.63	2.55	4.71	6.89	0.93	1.34	1.89	3.20	5.02	1.27	1.57	2.42	4.41	6.52
44	1.50	1.76	2.80	5.21	7.59	1.01	1.43	2.03	3.45	5.40	1.40	1.69	2.65	4.86	7.15
45	1.66	1.92	3.08	5.74	8.33	1.10	1.53	2.18	3.72	5.81	1.55	1.84	2.90	5.34	7.83
46	1.88	2.14	3.38	6.28	9.07	1.23	1.66	2.39	3.99	6.27	1.75	2.04	3.18	5.82	8.51
47	2.10	2.38	3.69	6.85	9.88	1.37	1.79	2.59	4.29	6.76	1.95	2.26	3.47	6.34	9.26
48	2.30	2.64	4.02	7.46	10.76	1.51	1.92	2.78	4.60	7.27	2.14	2.50	3.77	6.89	10.06
49	2.51	2.90	4.37	8.12	11.74	1.66	2.06	2.96	4.93	7.81	2.34	2.73	4.09	7.48	10.95
50	2.70	3.18	4.73	8.83	12.80	1.80	2.19	3.13	5.29	8.38	2.52	2.98	4.41	8.12	11.92
51	2.89	3.47	5.12	9.59	13.96	1.95	2.33	3.29	5.67	8.98	2.70	3.24	4.75	8.81	12.96
52	3.10	3.78	5.54	10.42	15.22	2.10	2.47	3.45	6.09	9.60	2.90	3.52	5.12	9.55	14.10
53	3.33	4.11	6.00	11.31	16.57	2.25	2.63	3.62	6.53	10.27	3.11	3.81	5.52	10.35	15.31
54	3.61	4.47	6.52	12.26	18.02	2.42	2.80	3.81	7.01	10.98	3.37	4.14	5.98	11.21	16.61
55	3.95	4.87	7.09	13.29	19.56	2.60	2.99	4.05	7.53	11.73	3.68	4.49	6.48	12.14	17.99
56	4.39	5.32	7.74	14.40	21.18	2.81	3.22	4.36	8.08	12.54	4.07	4.90	7.06	13.14	19.45
57	4.95	5.84	8.48	15.58	22.87	3.05	3.48	4.75	8.68	13.41	4.57	5.37	7.73	14.20	20.98
58	5.67	6.44	9.33	16.85	24.61	3.33	3.81	5.27	9.32	14.36	5.20	5.91	8.52	15.34	22.56
59	6.58	7.15	10.30	18.21	26.40	3.67	4.19	5.94	10.00	15.39	6.00	6.56	9.43	16.57	24.20
60	7.74	7.97	11.41	19.66	28.22	4.07	4.66	6.80	10.73	16.52	7.01	7.31	10.49	17.87	25.88

	Additional Term Rider Rates - All Bands					Additional Term Rider Rates - All Bands					Additional Term Rider Rates - All Bands
	SAFECO-Term 5					SAFECO-Term 5					SAFECO-Term 5
	Guaranteed Premium Rates - Males - Years 1-5					Guaranteed Premium Rates - Females - Years 1-5					Guaranteed Premium Rates - Unisex - Years 1-5
Issue	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
16	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
17	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
18	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
19	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
20	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
21	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
22	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
23	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
24	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
25	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.30
26	0.89	0.99	1.20	1.54	2.36	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.31
27	0.89	0.99	1.20	1.54	2.38	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.33
28	0.89	0.99	1.20	1.56	2.39	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.52	2.33
29	0.89	0.99	1.20	1.57	2.41	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.53	2.35
30	0.89	0.99	1.20	1.60	2.43	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.55	2.37
31	0.89	0.99	1.20	1.63	2.43	0.81	0.90	1.09	1.38	2.11	0.87	0.97	1.18	1.58	2.37
32	0.89	0.99	1.20	1.66	2.43	0.81	0.90	1.09	1.40	2.11	0.87	0.97	1.18	1.61	2.37
33	0.89	0.99	1.20	1.72	2.44	0.81	0.90	1.09	1.43	2.12	0.87	0.97	1.18	1.66	2.38
34	0.89	0.99	1.20	1.78	2.47	0.81	0.90	1.09	1.48	2.15	0.87	0.97	1.18	1.72	2.41
35	0.89	0.99	1.20	1.85	2.52	0.81	0.90	1.09	1.55	2.20	0.87	0.97	1.18	1.79	2.46
36	0.90	1.01	1.24	1.94	2.60	0.82	0.91	1.11	1.64	2.28	0.88	0.99	1.21	1.88	2.54
37	0.92	1.03	1.31	2.04	2.72	0.83	0.94	1.15	1.75	2.39	0.90	1.01	1.28	1.98	2.65
38	0.94	1.07	1.39	2.16	2.86	0.85	0.96	1.20	1.87	2.51	0.92	1.05	1.35	2.10	2.79
39	0.97	1.11	1.48	2.31	3.04	0.87	0.99	1.25	2.00	2.65	0.95	1.09	1.43	2.25	2.96
40	1.01	1.17	1.57	2.48	3.26	0.90	1.03	1.30	2.14	2.80	0.99	1.14	1.52	2.41	3.17
41	1.06	1.24	1.67	2.69	3.52	0.93	1.07	1.36	2.29	2.95	1.03	1.21	1.61	2.61	3.41
42	1.13	1.32	1.77	2.93	3.81	0.97	1.12	1.42	2.45	3.11	1.10	1.28	1.70	2.83	3.67
43	1.20	1.41	1.89	3.19	4.15	1.01	1.17	1.49	2.61	3.28	1.16	1.36	1.81	3.07	3.98
44	1.28	1.51	2.02	3.48	4.52	1.05	1.23	1.57	2.76	3.47	1.23	1.45	1.93	3.34	4.31
45	1.37	1.62	2.16	3.78	4.93	1.10	1.29	1.66	2.90	3.70	1.32	1.55	2.06	3.60	4.68
46	1.46	1.73	2.32	4.09	5.37	1.16	1.36	1.77	3.00	3.97	1.40	1.66	2.21	3.87	5.09
47	1.56	1.86	2.50	4.43	5.85	1.22	1.44	1.89	3.09	4.26	1.49	1.78	2.38	4.16	5.53
48	1.67	1.99	2.70	4.78	6.38	1.29	1.52	2.02	3.18	4.59	1.59	1.90	2.56	4.46	6.02
49	1.79	2.14	2.91	5.16	6.94	1.36	1.61	2.15	3.31	4.92	1.70	2.03	2.76	4.79	6.54
50	1.92	2.30	3.14	5.57	7.54	1.43	1.70	2.29	3.49	5.25	1.82	2.18	2.97	5.15	7.08
51	2.06	2.48	3.37	6.01	8.18	1.50	1.79	2.42	3.75	5.56	1.95	2.34	3.18	5.56	7.66
52	2.21	2.67	3.63	6.49	8.88	1.58	1.88	2.56	4.08	5.88	2.08	2.51	3.42	6.01	8.28
53	2.38	2.89	3.91	7.00	9.63	1.66	1.98	2.71	4.45	6.22	2.24	2.71	3.67	6.49	8.95
54	2.57	3.13	4.23	7.55	10.43	1.76	2.10	2.87	4.83	6.61	2.41	2.92	3.96	7.01	9.67
55	2.77	3.37	4.58	8.09	11.25	1.88	2.25	3.07	5.19	7.06	2.59	3.15	4.28	7.51	10.41
56	2.98	3.62	4.96	8.62	12.06	2.02	2.43	3.30	5.51	7.59	2.79	3.38	4.63	8.00	11.17
57	3.22	3.89	5.39	9.18	12.93	2.18	2.63	3.56	5.83	8.19	3.01	3.64	5.02	8.51	11.98
58	3.50	4.20	5.88	9.83	13.93	2.36	2.86	3.85	6.18	8.86	3.27	3.93	5.47	9.10	12.92
59	3.83	4.57	6.47	10.62	15.16	2.55	3.11	4.18	6.58	9.60	3.57	4.28	6.01	9.81	14.05
60	4.22	5.03	7.17	11.59	16.69	2.76	3.36	4.54	7.05	10.41	3.93	4.70	6.64	10.68	15.43
61	4.69	5.59	8.01	12.79	18.59	2.98	3.62	4.93	7.60	11.29	4.35	5.20	7.39	11.75	17.13
62	5.24	6.25	8.98	14.20	20.83	3.22	3.90	5.37	8.23	12.26	4.84	5.78	8.26	13.01	19.12
63	5.86	6.99	10.07	15.82	23.37	3.49	4.21	5.86	8.97	13.33	5.39	6.43	9.23	14.45	21.36
64	6.55	7.80	11.28	17.69	26.20	3.78	4.53	6.38	9.84	14.48	6.00	7.15	10.30	16.12	23.86
65	7.30	8.67	12.60	19.83	29.33	4.09	4.87	6.93	10.90	15.68	6.66	7.91	11.47	18.04	26.60
66	8.11	9.59	14.03	22.28	32.78	4.41	5.22	7.49	12.20	16.89	7.37	8.72	12.72	20.26	29.60
67	8.99	10.60	15.60	25.03	36.52	4.76	5.60	8.10	13.71	18.18	8.14	9.60	14.10	22.77	32.85
68	9.95	11.69	17.31	28.01	40.54	5.17	6.05	8.82	15.36	19.67	8.99	10.56	15.61	25.48	36.37
69	11.01	12.85	19.17	31.18	44.83	5.66	6.57	9.66	17.04	21.50	9.94	11.59	17.27	28.35	40.16
70	12.18	14.06	21.16	34.49	49.40	6.25	7.16	10.63	18.57	23.79	10.99	12.68	19.05	31.31	44.28
71	13.47	15.27	23.27	37.91	54.29	6.96	7.80	11.74	19.83	26.67	12.17	13.78	20.96	34.29	48.77
72	14.90	16.56	25.55	41.52	59.50	7.78	8.55	13.03	21.01	30.07	13.48	14.96	23.05	37.42	53.61
73	16.45	18.04	28.06	45.34	64.93	8.74	9.47	14.58	22.39	33.88	14.91	16.33	25.36	40.75	58.72
74	18.11	19.83	30.86	49.37	70.39	9.84	10.68	16.48	24.26	37.95	16.46	18.00	27.98	44.35	63.90
75	19.84	22.07	33.99	53.52	75.55	11.10	12.29	18.85	26.92	42.13	18.09	20.11	30.96	48.20	68.87

	SAFECO-Term 5					SAFECO-Term 5					SAFECO-Term 5
	Guaranteed Premium Rates - Males - Years 6-10					Guaranteed Premium Rates - Females - Years 6-10					Guaranteed Premium Rates - Unisex - Years 6-10
Issue	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.11	0.00	0.00	1.18	0.00	2.30
16	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.11	0.00	0.00	1.18	0.00	2.30
17	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.11	0.00	0.00	1.18	0.00	2.30
18	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.11	0.00	0.00	1.18	0.00	2.30
19	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.11	0.00	0.00	1.18	0.00	2.30
20	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.30
21	0.89	0.99	1.20	1.54	2.36	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.31
22	0.89	0.99	1.20	1.54	2.38	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.33
23	0.89	0.99	1.20	1.56	2.39	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.52	2.33
24	0.89	0.99	1.20	1.57	2.41	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.53	2.35
25	0.89	0.99	1.20	1.60	2.43	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.55	2.37
26	0.89	0.99	1.20	1.63	2.43	0.81	0.90	1.09	1.38	2.11	0.87	0.97	1.18	1.58	2.37
27	0.89	0.99	1.20	1.66	2.43	0.81	0.90	1.09	1.40	2.11	0.87	0.97	1.18	1.61	2.37
28	0.89	0.99	1.20	1.72	2.44	0.81	0.90	1.09	1.43	2.12	0.87	0.97	1.18	1.66	2.38
29	0.89	0.99	1.20	1.78	2.47	0.81	0.90	1.09	1.48	2.15	0.87	0.97	1.18	1.72	2.41
30	0.89	0.99	1.20	1.85	2.52	0.81	0.90	1.09	1.55	2.20	0.87	0.97	1.18	1.79	2.46
31	0.90	1.01	1.24	1.94	2.60	0.82	0.91	1.11	1.64	2.28	0.88	0.99	1.21	1.88	2.54
32	0.92	1.03	1.31	2.04	2.72	0.83	0.94	1.15	1.75	2.39	0.90	1.01	1.28	1.98	2.65
33	0.94	1.07	1.39	2.16	2.86	0.85	0.96	1.20	1.87	2.51	0.92	1.05	1.35	2.10	2.79
34	0.97	1.11	1.48	2.31	3.04	0.87	0.99	1.25	2.00	2.65	0.95	1.09	1.43	2.25	2.96
35	1.01	1.17	1.57	2.48	3.26	0.90	1.03	1.30	2.14	2.80	0.99	1.14	1.52	2.41	3.17
36	1.06	1.24	1.67	2.69	3.52	0.93	1.07	1.36	2.29	2.95	1.03	1.21	1.61	2.61	3.41
37	1.13	1.32	1.77	2.93	3.81	0.97	1.12	1.42	2.45	3.11	1.10	1.28	1.70	2.83	3.67
38	1.20	1.41	1.89	3.19	4.15	1.01	1.17	1.49	2.61	3.28	1.16	1.36	1.81	3.07	3.98
39	1.28	1.51	2.02	3.48	4.52	1.05	1.23	1.57	2.76	3.47	1.23	1.45	1.93	3.34	4.31
40	1.37	1.62	2.16	3.78	4.93	1.10	1.29	1.66	2.90	3.70	1.32	1.55	2.06	3.60	4.68
41	1.46	1.73	2.32	4.09	5.37	1.16	1.36	1.77	3.00	3.97	1.40	1.66	2.21	3.87	5.09
42	1.56	1.86	2.50	4.43	5.85	1.22	1.44	1.89	3.09	4.26	1.49	1.78	2.38	4.16	5.53
43	1.67	1.99	2.70	4.78	6.38	1.29	1.52	2.02	3.18	4.59	1.59	1.90	2.56	4.46	6.02
44	1.79	2.14	2.91	5.16	6.94	1.36	1.61	2.15	3.31	4.92	1.70	2.03	2.76	4.79	6.54
45	1.92	2.30	3.14	5.57	7.54	1.43	1.70	2.29	3.49	5.25	1.82	2.18	2.97	5.15	7.08
46	2.06	2.48	3.37	6.01	8.18	1.50	1.79	2.42	3.75	5.56	1.95	2.34	3.18	5.56	7.66
47	2.21	2.67	3.63	6.49	8.88	1.58	1.88	2.56	4.08	5.88	2.08	2.51	3.42	6.01	8.28
48	2.38	2.89	3.91	7.00	9.63	1.66	1.98	2.71	4.45	6.22	2.24	2.71	3.67	6.49	8.95
49	2.57	3.13	4.23	7.55	10.43	1.76	2.10	2.87	4.83	6.61	2.41	2.92	3.96	7.01	9.67
50	2.77	3.37	4.58	8.09	11.25	1.88	2.25	3.07	5.19	7.06	2.59	3.15	4.28	7.51	10.41
51	2.98	3.62	4.96	8.62	12.06	2.02	2.43	3.30	5.51	7.59	2.79	3.38	4.63	8.00	11.17
52	3.22	3.89	5.39	9.18	12.93	2.18	2.63	3.56	5.83	8.19	3.01	3.64	5.02	8.51	11.98
53	3.50	4.20	5.88	9.83	13.93	2.36	2.86	3.85	6.18	8.86	3.27	3.93	5.47	9.10	12.92
54	3.83	4.57	6.47	10.62	15.16	2.55	3.11	4.18	6.58	9.60	3.57	4.28	6.01	9.81	14.05
55	4.22	5.03	7.17	11.59	16.69	2.76	3.36	4.54	7.05	10.41	3.93	4.70	6.64	10.68	15.43
56	4.69	5.59	8.01	12.79	18.59	2.98	3.62	4.93	7.60	11.29	4.35	5.20	7.39	11.75	17.13
57	5.24	6.25	8.98	14.20	20.83	3.22	3.90	5.37	8.23	12.26	4.84	5.78	8.26	13.01	19.12
58	5.86	6.99	10.07	15.82	23.37	3.49	4.21	5.86	8.97	13.33	5.39	6.43	9.23	14.45	21.36
59	6.55	7.80	11.28	17.69	26.20	3.78	4.53	6.38	9.84	14.48	6.00	7.15	10.30	16.12	23.86
60	7.30	8.67	12.60	19.83	29.33	4.09	4.87	6.93	10.90	15.68	6.66	7.91	11.47	18.04	26.60
61	8.11	9.59	14.03	22.28	32.78	4.41	5.22	7.49	12.20	16.89	7.37	8.72	12.72	20.26	29.60
62	8.99	10.60	15.60	25.03	36.52	4.76	5.60	8.10	13.71	18.18	8.14	9.60	14.10	22.77	32.85
63	9.95	11.69	17.31	28.01	40.54	5.17	6.05	8.82	15.36	19.67	8.99	10.56	15.61	25.48	36.37
64	11.01	12.85	19.17	31.18	44.83	5.66	6.57	9.66	17.04	21.50	9.94	11.59	17.27	28.35	40.16
65	12.18	14.06	21.16	34.49	49.40	6.25	7.16	10.63	18.57	23.79	10.99	12.68	19.05	31.31	44.28
66	13.47	15.27	23.27	37.91	54.29	6.96	7.80	11.74	19.83	26.67	12.17	13.78	20.96	34.29	48.77
67	14.90	16.56	25.55	41.52	59.50	7.78	8.55	13.03	21.01	30.07	13.48	14.96	23.05	37.42	53.61
68	16.45	18.04	28.06	45.34	64.93	8.74	9.47	14.58	22.39	33.88	14.91	16.33	25.36	40.75	58.72
69	18.11	19.83	30.86	49.37	70.39	9.84	10.68	16.48	24.26	37.95	16.46	18.00	27.98	44.35	63.90
70	19.84	22.07	33.99	53.52	75.55	11.10	12.29	18.85	26.92	42.13	18.09	20.11	30.96	48.20	68.87
71	21.67	24.89	37.56	57.88	80.39	12.54	14.41	21.81	30.66	46.39	19.84	22.79	34.41	52.44	73.59
72	23.53	28.15	41.43	62.25	84.74	14.13	16.93	25.24	35.17	50.71	21.65	25.91	38.19	56.83	77.93
73	25.57	31.77	45.68	67.02	89.41	15.90	19.77	29.06	40.28	55.40	23.64	29.37	42.36	61.67	82.61
74	27.92	35.68	50.39	72.59	95.24	17.86	22.82	33.19	45.83	60.76	25.91	33.11	46.95	67.24	88.34
75	30.70	39.82	55.63	79.34	103.05	20.06	25.99	37.55	51.68	67.09	28.57	37.05	52.01	73.81	95.86

	SAFECO-Term 10					SAFECO-Term 10					SAFECO-Term 10
	Guaranteed Premium Rates - Male Riders					Guaranteed Premium Rates - Female Riders					Guaranteed Premium Rates - Unisex Riders
Issue	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
16	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
17	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
18	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
19	0.00	0.00	1.20	0.00	2.35	0.00	0.00	1.09	0.00	2.10	0.00	0.00	1.18	0.00	2.30
20	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
21	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
22	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
23	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
24	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.10	0.87	0.97	1.18	1.50	2.30
25	0.89	0.99	1.20	1.53	2.35	0.81	0.90	1.09	1.36	2.11	0.87	0.97	1.18	1.50	2.30
26	0.89	0.99	1.20	1.54	2.36	0.81	0.90	1.09	1.36	2.12	0.87	0.97	1.18	1.50	2.31
27	0.89	0.99	1.20	1.54	2.38	0.81	0.90	1.09	1.36	2.12	0.87	0.97	1.18	1.50	2.33
28	0.89	0.99	1.20	1.56	2.40	0.81	0.90	1.09	1.36	2.13	0.87	0.97	1.18	1.52	2.35
29	0.89	0.99	1.20	1.57	2.42	0.81	0.90	1.10	1.36	2.15	0.87	0.97	1.18	1.53	2.37
30	0.89	0.99	1.20	1.60	2.44	0.81	0.90	1.10	1.38	2.16	0.87	0.97	1.18	1.56	2.38
31	0.89	0.99	1.20	1.63	2.44	0.81	0.90	1.10	1.40	2.16	0.87	0.97	1.18	1.58	2.38
32	0.89	0.99	1.20	1.66	2.45	0.81	0.90	1.10	1.42	2.16	0.87	0.97	1.18	1.61	2.39
33	0.90	0.99	1.21	1.72	2.46	0.81	0.90	1.10	1.46	2.17	0.88	0.97	1.19	1.67	2.40
34	0.91	0.99	1.23	1.78	2.50	0.81	0.91	1.11	1.51	2.20	0.89	0.97	1.21	1.73	2.44
35	0.93	1.00	1.27	1.85	2.57	0.82	0.93	1.13	1.58	2.27	0.91	0.99	1.24	1.80	2.51
36	0.96	1.04	1.33	1.96	2.68	0.85	0.96	1.17	1.67	2.39	0.94	1.02	1.30	1.90	2.62
37	0.99	1.10	1.40	2.10	2.83	0.89	1.01	1.23	1.78	2.54	0.97	1.08	1.37	2.04	2.77
38	1.04	1.17	1.49	2.26	3.01	0.93	1.06	1.30	1.91	2.72	1.02	1.15	1.45	2.19	2.95
39	1.09	1.24	1.59	2.44	3.24	0.98	1.11	1.38	2.05	2.92	1.07	1.21	1.55	2.36	3.18
40	1.15	1.32	1.69	2.63	3.51	1.03	1.17	1.46	2.20	3.12	1.13	1.29	1.64	2.54	3.43
41	1.22	1.40	1.80	2.84	3.83	1.08	1.22	1.55	2.36	3.32	1.19	1.36	1.75	2.74	3.73
42	1.30	1.48	1.92	3.07	4.21	1.13	1.28	1.64	2.52	3.54	1.27	1.44	1.86	2.96	4.08
43	1.39	1.58	2.05	3.32	4.62	1.18	1.34	1.74	2.69	3.76	1.35	1.53	1.99	3.19	4.45
44	1.48	1.68	2.19	3.60	5.07	1.24	1.41	1.85	2.88	4.01	1.43	1.63	2.12	3.46	4.86
45	1.58	1.80	2.36	3.91	5.55	1.30	1.48	1.97	3.07	4.29	1.52	1.74	2.28	3.74	5.30
46	1.68	1.93	2.55	4.25	6.05	1.37	1.56	2.10	3.27	4.61	1.62	1.86	2.46	4.05	5.76
47	1.79	2.08	2.76	4.63	6.58	1.45	1.65	2.25	3.48	4.95	1.72	1.99	2.66	4.40	6.25
48	1.91	2.25	3.00	5.03	7.14	1.54	1.75	2.41	3.70	5.32	1.84	2.15	2.88	4.76	6.78
49	2.05	2.43	3.26	5.48	7.76	1.63	1.86	2.57	3.93	5.71	1.97	2.32	3.12	5.17	7.35
50	2.21	2.63	3.53	5.96	8.42	1.72	1.97	2.74	4.19	6.09	2.11	2.50	3.37	5.61	7.95
51	2.40	2.84	3.82	6.50	9.14	1.81	2.09	2.91	4.47	6.47	2.28	2.69	3.64	6.09	8.61
52	2.61	3.07	4.13	7.09	9.94	1.91	2.22	3.09	4.78	6.85	2.47	2.90	3.92	6.63	9.32
53	2.84	3.33	4.48	7.71	10.80	2.02	2.36	3.29	5.11	7.26	2.68	3.14	4.24	7.19	10.09
54	3.09	3.61	4.86	8.35	11.71	2.14	2.51	3.50	5.46	7.70	2.90	3.39	4.59	7.77	10.91
55	3.35	3.90	5.28	8.94	12.60	2.28	2.67	3.75	5.80	8.19	3.14	3.65	4.97	8.31	11.72
56	3.60	4.21	5.73	9.44	13.45	2.44	2.84	4.03	6.13	8.72	3.37	3.94	5.39	8.78	12.50
57	3.87	4.55	6.23	9.93	14.34	2.63	3.03	4.34	6.48	9.31	3.62	4.25	5.85	9.24	13.33
58	4.18	4.94	6.81	10.51	15.39	2.84	3.25	4.68	6.87	9.98	3.91	4.60	6.38	9.78	14.31
59	4.54	5.39	7.46	11.28	16.72	3.07	3.49	5.06	7.33	10.75	4.25	5.01	6.98	10.49	15.53
60	5.00	5.91	8.21	12.35	18.42	3.32	3.77	5.47	7.87	11.61	4.66	5.48	7.66	11.45	17.06
61	5.56	6.51	9.05	13.78	20.54	3.59	4.10	5.93	8.51	12.58	5.17	6.03	8.43	12.73	18.95
62	6.22	7.19	10.00	15.54	23.06	3.89	4.48	6.45	9.26	13.67	5.75	6.65	9.29	14.28	21.18
63	6.97	8.00	11.10	17.58	25.98	4.23	4.91	7.03	10.13	14.94	6.42	7.38	10.29	16.09	23.77
64	7.78	8.94	12.40	19.87	29.42	4.60	5.37	7.63	11.13	16.43	7.14	8.23	11.45	18.12	26.82
65	8.65	10.05	13.95	22.40	33.61	4.98	5.82	8.17	12.23	18.19	7.92	9.20	12.79	20.37	30.53
66	9.55	11.36	15.78	25.19	38.74	5.36	6.23	8.59	13.43	20.28	8.71	10.33	14.34	22.84	35.05
67	10.52	12.85	17.87	28.23	44.58	5.77	6.66	9.00	14.78	22.68	9.57	11.61	16.10	25.54	40.20
68	11.58	14.52	20.21	31.53	50.71	6.27	7.20	9.58	16.35	25.35	10.52	13.06	18.08	28.49	45.64
69	12.79	16.35	22.77	35.07	56.63	6.91	7.97	10.53	18.25	28.23	11.61	14.67	20.32	31.71	50.95
70	14.18	18.35	25.57	38.84	61.72	7.75	9.08	12.10	20.57	31.25	12.89	16.50	22.88	35.19	55.63
71	15.55	20.13	28.06	41.89	66.57	8.60	10.09	13.45	22.68	34.39	14.16	18.12	25.14	38.05	60.13
72	17.04	22.06	30.77	45.13	71.74	9.56	11.22	14.97	24.90	37.87	15.54	19.89	27.61	41.08	64.97
73	18.64	24.14	33.68	48.56	77.21	10.63	12.47	16.66	27.40	41.68	17.04	21.81	30.28	44.33	70.10
74	20.35	26.38	36.81	52.16	82.95	11.81	13.86	18.53	30.12	45.84	18.64	23.88	33.15	47.75	75.53
75	22.19	28.77	40.16	55.92	88.95	13.11	15.39	20.58	33.08	50.35	20.37	26.09	36.24	51.35	81.23

	SAFECO-Term 15					SAFECO-Term 15					SAFECO-Term 15
	Guaranteed Premium Rates - Male Riders					Guaranteed Premium Rates - Female Riders					Guaranteed Premium Rates - Unisex Riders
Issue	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.28	0.00	2.71	0.00	0.00	1.09	0.00	2.13	0.00	0.00	1.24	0.00	2.59
16	0.00	0.00	1.28	0.00	2.71	0.00	0.00	1.09	0.00	2.13	0.00	0.00	1.24	0.00	2.59
17	0.00	0.00	1.28	0.00	2.71	0.00	0.00	1.09	0.00	2.13	0.00	0.00	1.24	0.00	2.59
18	0.00	0.00	1.28	0.00	2.71	0.00	0.00	1.09	0.00	2.13	0.00	0.00	1.24	0.00	2.59
19	0.00	0.00	1.28	0.00	2.71	0.00	0.00	1.09	0.00	2.13	0.00	0.00	1.24	0.00	2.59
20	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.09	1.45	2.13	0.89	0.98	1.24	1.68	2.59
21	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.09	1.45	2.13	0.89	0.98	1.24	1.68	2.59
22	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.09	1.45	2.13	0.89	0.98	1.24	1.68	2.59
23	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.09	1.45	2.13	0.89	0.98	1.24	1.68	2.59
24	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.09	1.45	2.13	0.89	0.98	1.24	1.68	2.59
25	0.90	1.00	1.28	1.74	2.71	0.83	0.92	1.10	1.46	2.15	0.89	0.98	1.24	1.68	2.60
26	0.90	1.00	1.28	1.76	2.72	0.83	0.92	1.11	1.48	2.18	0.89	0.98	1.25	1.70	2.61
27	0.90	1.00	1.28	1.79	2.73	0.83	0.92	1.11	1.50	2.22	0.89	0.98	1.25	1.73	2.63
28	0.90	1.00	1.28	1.82	2.75	0.84	0.92	1.12	1.52	2.27	0.89	0.98	1.25	1.76	2.65
29	0.90	1.00	1.29	1.86	2.77	0.84	0.92	1.13	1.55	2.32	0.89	0.98	1.26	1.80	2.68
30	0.90	1.01	1.30	1.90	2.80	0.84	0.92	1.14	1.58	2.37	0.89	0.99	1.27	1.84	2.71
31	0.90	1.02	1.32	1.94	2.84	0.84	0.92	1.15	1.60	2.40	0.89	1.00	1.29	1.87	2.75
32	0.90	1.03	1.34	1.99	2.89	0.84	0.92	1.16	1.62	2.43	0.89	1.01	1.30	1.92	2.80
33	0.91	1.04	1.37	2.04	2.95	0.84	0.93	1.17	1.65	2.46	0.90	1.02	1.33	1.96	2.85
34	0.92	1.05	1.40	2.10	3.02	0.84	0.95	1.20	1.69	2.52	0.90	1.03	1.36	2.02	2.92
35	0.95	1.07	1.43	2.16	3.08	0.85	0.97	1.23	1.76	2.61	0.93	1.05	1.39	2.08	2.99
36	0.98	1.09	1.45	2.21	3.13	0.87	1.00	1.28	1.86	2.75	0.96	1.07	1.42	2.14	3.05
37	1.01	1.12	1.47	2.25	3.19	0.91	1.05	1.34	2.00	2.93	0.99	1.11	1.44	2.20	3.14
38	1.06	1.19	1.51	2.33	3.28	0.96	1.10	1.41	2.15	3.13	1.04	1.17	1.49	2.29	3.25
39	1.10	1.26	1.62	2.50	3.45	1.01	1.15	1.49	2.31	3.36	1.08	1.24	1.55	2.43	3.43
40	1.16	1.34	1.72	2.70	3.73	1.06	1.22	1.58	2.49	3.60	1.14	1.32	1.65	2.64	3.70
41	1.24	1.42	1.83	3.02	4.15	1.12	1.27	1.68	2.67	3.85	1.22	1.39	1.80	2.95	4.09
42	1.32	1.51	2.03	3.45	4.69	1.17	1.33	1.78	2.87	4.11	1.29	1.47	1.98	3.33	4.57
43	1.44	1.64	2.26	3.94	5.31	1.23	1.39	1.90	3.07	4.39	1.40	1.59	2.19	3.77	5.13
44	1.58	1.81	2.50	4.44	5.98	1.30	1.47	2.02	3.29	4.70	1.52	1.74	2.40	4.21	5.72
45	1.73	1.98	2.76	4.93	6.67	1.37	1.56	2.14	3.52	5.04	1.66	1.90	2.64	4.65	6.34
46	1.87	2.15	3.02	5.38	7.36	1.45	1.66	2.26	3.76	5.41	1.79	2.05	2.87	5.06	6.97
47	2.01	2.33	3.28	5.81	8.07	1.54	1.77	2.39	4.01	5.81	1.92	2.22	3.10	5.45	7.62
48	2.16	2.52	3.57	6.26	8.83	1.63	1.89	2.53	4.28	6.25	2.05	2.39	3.36	5.86	8.31
49	2.33	2.73	3.88	6.76	9.64	1.74	2.01	2.68	4.58	6.71	2.21	2.59	3.64	6.32	9.05
50	2.51	2.96	4.21	7.32	10.51	1.84	2.14	2.84	4.90	7.19	2.38	2.80	3.94	6.84	9.85
51	2.72	3.21	4.56	7.96	11.44	1.95	2.27	3.01	5.25	7.67	2.57	3.02	4.25	7.42	10.69
52	2.94	3.48	4.94	8.67	12.46	2.06	2.41	3.20	5.64	8.17	2.76	3.27	4.59	8.06	11.60
53	3.20	3.79	5.37	9.46	13.57	2.18	2.55	3.41	6.06	8.73	3.00	3.54	4.98	8.78	12.60
54	3.47	4.13	5.85	10.30	14.76	2.33	2.72	3.66	6.50	9.39	3.24	3.85	5.41	9.54	13.69
55	3.76	4.49	6.38	11.17	15.99	2.50	2.91	3.95	6.95	10.19	3.51	4.17	5.89	10.33	14.83
56	4.06	4.88	6.96	12.04	17.23	2.71	3.12	4.29	7.39	11.16	3.79	4.53	6.43	11.11	16.02
57	4.38	5.30	7.61	12.95	18.53	2.95	3.36	4.68	7.85	12.28	4.09	4.91	7.02	11.93	17.28
58	4.75	5.79	8.35	13.97	20.00	3.22	3.64	5.13	8.36	13.50	4.44	5.36	7.71	12.85	18.70
59	5.17	6.37	9.23	15.21	21.83	3.50	3.95	5.63	8.99	14.82	4.84	5.89	8.51	13.97	20.43
60	5.68	7.08	10.28	16.79	24.29	3.77	4.29	6.18	9.76	16.21	5.30	6.52	9.46	15.38	22.67
61	6.29	7.94	11.55	18.81	27.59	4.02	4.66	6.78	10.72	17.69	5.84	7.28	10.60	17.19	25.61
62	6.99	8.95	13.02	21.19	31.51	4.27	5.09	7.45	11.86	19.27	6.45	8.18	11.91	19.32	29.06
63	7.77	10.06	14.62	23.76	35.65	4.56	5.58	8.21	13.14	20.91	7.13	9.16	13.34	21.64	32.70
64	8.62	11.24	16.30	26.30	39.52	4.92	6.17	9.07	14.50	22.53	7.88	10.23	14.85	23.94	36.12
65	9.52	12.46	17.98	28.60	42.54	5.39	6.86	10.04	15.88	23.99	8.69	11.34	16.39	26.06	38.83
66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
67	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
69	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
71	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
72	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
73	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
74	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	SAFECO-Term 20					SAFECO-Term 20					SAFECO-Term 20
	Guaranteed Premium Rates - Male Riders					Guaranteed Premium Rates - Female Riders					Guaranteed Premium Rates - Unisex Riders
Issue	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
15	0.00	0.00	1.55	0.00	3.20	0.00	0.00	1.33	0.00	2.32	0.00	0.00	1.51	0.00	3.02
16	0.00	0.00	1.55	0.00	3.20	0.00	0.00	1.33	0.00	2.32	0.00	0.00	1.51	0.00	3.02
17	0.00	0.00	1.55	0.00	3.20	0.00	0.00	1.33	0.00	2.32	0.00	0.00	1.51	0.00	3.02
18	0.00	0.00	1.55	0.00	3.20	0.00	0.00	1.33	0.00	2.32	0.00	0.00	1.51	0.00	3.02
19	0.00	0.00	1.55	0.00	3.20	0.00	0.00	1.33	0.00	2.32	0.00	0.00	1.51	0.00	3.02
20	1.04	1.22	1.55	2.09	3.20	0.91	1.04	1.33	1.59	2.32	1.01	1.18	1.51	1.99	3.02
21	1.04	1.22	1.55	2.09	3.20	0.91	1.04	1.33	1.59	2.32	1.01	1.18	1.51	1.99	3.02
22	1.04	1.22	1.55	2.09	3.20	0.91	1.04	1.33	1.59	2.32	1.01	1.18	1.51	1.99	3.02
23	1.04	1.22	1.55	2.09	3.20	0.91	1.04	1.33	1.59	2.32	1.01	1.18	1.51	1.99	3.02
24	1.04	1.22	1.55	2.09	3.20	0.91	1.04	1.33	1.59	2.32	1.01	1.18	1.51	1.99	3.02
25	1.04	1.22	1.55	2.09	3.20	0.92	1.05	1.33	1.59	2.35	1.02	1.19	1.51	1.99	3.03
26	1.04	1.22	1.56	2.11	3.20	0.93	1.05	1.34	1.62	2.40	1.02	1.19	1.52	2.01	3.04
27	1.05	1.23	1.58	2.13	3.20	0.94	1.05	1.35	1.66	2.46	1.03	1.19	1.53	2.04	3.05
28	1.05	1.24	1.59	2.16	3.20	0.94	1.05	1.37	1.72	2.54	1.03	1.20	1.55	2.07	3.07
29	1.05	1.25	1.61	2.20	3.22	0.95	1.05	1.38	1.77	2.62	1.03	1.21	1.56	2.11	3.10
30	1.06	1.26	1.63	2.25	3.28	0.96	1.05	1.40	1.83	2.70	1.04	1.22	1.58	2.17	3.16
31	1.06	1.27	1.64	2.30	3.38	0.96	1.06	1.41	1.88	2.76	1.04	1.23	1.59	2.22	3.26
32	1.06	1.28	1.64	2.36	3.51	0.96	1.08	1.42	1.93	2.81	1.04	1.24	1.59	2.27	3.37
33	1.07	1.30	1.66	2.44	3.68	0.96	1.11	1.43	2.00	2.88	1.05	1.26	1.61	2.35	3.52
34	1.08	1.33	1.68	2.54	3.87	0.96	1.14	1.45	2.07	2.97	1.06	1.29	1.63	2.45	3.69
35	1.10	1.37	1.73	2.68	4.08	0.97	1.18	1.47	2.17	3.12	1.07	1.33	1.68	2.58	3.89
36	1.14	1.43	1.80	2.85	4.31	1.00	1.23	1.53	2.30	3.33	1.11	1.39	1.75	2.74	4.11
37	1.18	1.51	1.89	3.07	4.56	1.04	1.30	1.61	2.44	3.59	1.15	1.47	1.83	2.94	4.37
38	1.24	1.60	2.01	3.32	4.86	1.09	1.37	1.71	2.61	3.90	1.21	1.55	1.95	3.18	4.67
39	1.32	1.70	2.15	3.62	5.22	1.15	1.44	1.81	2.80	4.22	1.29	1.65	2.08	3.46	5.02
40	1.41	1.81	2.32	3.97	5.66	1.21	1.52	1.92	3.01	4.55	1.37	1.75	2.24	3.78	5.44
41	1.52	1.92	2.52	4.39	6.20	1.27	1.60	2.03	3.24	4.88	1.47	1.86	2.42	4.16	5.94
42	1.64	2.04	2.76	4.86	6.83	1.33	1.68	2.15	3.48	5.23	1.58	1.97	2.64	4.58	6.51
43	1.78	2.18	3.02	5.38	7.53	1.41	1.77	2.28	3.75	5.59	1.71	2.10	2.87	5.05	7.14
44	1.94	2.33	3.30	5.93	8.28	1.49	1.86	2.43	4.03	5.99	1.85	2.24	3.13	5.55	7.82
45	2.11	2.51	3.60	6.51	9.07	1.58	1.97	2.58	4.32	6.42	2.00	2.40	3.40	6.07	8.54
46	2.30	2.72	3.91	7.10	9.88	1.69	2.09	2.75	4.62	6.89	2.18	2.59	3.68	6.60	9.28
47	2.51	2.95	4.25	7.72	10.74	1.81	2.22	2.93	4.94	7.40	2.37	2.80	3.99	7.16	10.07
48	2.74	3.22	4.61	8.38	11.66	1.95	2.36	3.13	5.27	7.94	2.58	3.05	4.31	7.76	10.92
49	2.98	3.50	4.99	9.09	12.66	2.09	2.51	3.34	5.63	8.52	2.80	3.30	4.66	8.40	11.83
50	3.23	3.79	5.39	9.85	13.77	2.24	2.68	3.56	6.02	9.12	3.03	3.57	5.02	9.08	12.84
51	3.47	4.09	5.80	10.67	15.00	2.38	2.86	3.79	6.44	9.74	3.25	3.84	5.40	9.82	13.95
52	3.70	4.39	6.23	11.55	16.32	2.53	3.05	4.03	6.88	10.38	3.47	4.12	5.79	10.62	15.13
53	3.98	4.74	6.70	12.50	17.73	2.69	3.26	4.30	7.36	11.06	3.72	4.44	6.22	11.47	16.40
54	4.34	5.14	7.24	13.52	19.24	2.87	3.49	4.61	7.87	11.80	4.05	4.81	6.71	12.39	17.75
55	4.86	5.63	7.90	14.67	20.89	3.09	3.75	4.96	8.44	12.65	4.51	5.25	7.31	13.42	19.24
56	5.60	6.24	8.70	15.97	22.72	3.35	4.05	5.38	9.07	13.64	5.15	5.80	8.04	14.59	20.90
57	6.49	6.94	9.62	17.40	24.70	3.65	4.38	5.86	9.77	14.75	5.92	6.43	8.87	15.87	22.71
58	7.44	7.70	10.62	18.89	26.70	3.98	4.74	6.39	10.51	15.89	6.75	7.11	9.77	17.21	24.54
59	8.29	8.47	11.63	20.33	28.56	4.30	5.12	6.93	11.25	16.93	7.49	7.80	10.69	18.51	26.23
60	8.90	9.16	12.57	21.55	30.00	4.58	5.48	7.46	11.90	17.69	8.04	8.42	11.55	19.62	27.54

	Ultimate Premium Rates - Males - All Bands					Ultimate Premium Rates - Females - All Bands					Ultimate Premium Rates - Unisex - All Bands
Attained	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	1.72	1.81	1.92	2.70	2.81	1.40	1.48	1.57	1.68	1.75	1.66	1.75	1.85	2.49	2.59
26	1.74	1.84	1.95	2.80	2.91	1.44	1.52	1.61	1.74	1.81	1.68	1.78	1.88	2.59	2.69
27	1.76	1.85	1.96	2.82	2.93	1.46	1.55	1.64	1.79	1.86	1.70	1.79	1.90	2.61	2.72
28	1.78	1.88	1.99	2.86	2.98	1.50	1.58	1.68	1.86	1.93	1.72	1.82	1.93	2.66	2.77
29	1.82	1.92	2.03	2.91	3.02	1.55	1.64	1.73	1.94	2.01	1.76	1.86	1.97	2.71	2.82
30	1.85	1.96	2.07	2.97	3.09	1.60	1.69	1.79	2.02	2.10	1.80	1.90	2.01	2.78	2.90
31	1.89	1.99	2.11	3.07	3.20	1.65	1.74	1.84	2.10	2.19	1.84	1.94	2.06	2.88	2.99
32	1.94	2.04	2.16	3.20	3.32	1.69	1.79	1.89	2.19	2.28	1.89	1.99	2.11	2.99	3.11
33	2.01	2.12	2.25	3.36	3.50	1.76	1.85	1.96	2.30	2.39	1.96	2.07	2.19	3.15	3.28
34	2.11	2.22	2.35	3.56	3.70	1.84	1.94	2.06	2.43	2.53	2.05	2.17	2.29	3.34	3.47
35	2.20	2.33	2.46	3.80	3.96	1.92	2.03	2.15	2.58	2.68	2.15	2.27	2.40	3.56	3.70
36	2.32	2.45	2.60	4.08	4.24	2.05	2.16	2.29	2.79	2.90	2.27	2.39	2.54	3.82	3.97
37	2.47	2.61	2.76	4.42	4.60	2.20	2.33	2.46	3.05	3.17	2.42	2.55	2.70	4.15	4.31
38	2.64	2.79	2.95	4.82	5.01	2.37	2.50	2.65	3.34	3.47	2.59	2.73	2.89	4.52	4.71
39	2.82	2.98	3.15	5.26	5.47	2.55	2.70	2.85	3.66	3.81	2.77	2.92	3.09	4.94	5.14
40	3.04	3.21	3.40	5.78	6.01	2.76	2.91	3.08	4.05	4.21	2.98	3.15	3.33	5.44	5.65
41	3.26	3.44	3.64	6.34	6.59	2.99	3.16	3.34	4.46	4.63	3.20	3.38	3.58	5.96	6.20
42	3.50	3.69	3.91	6.96	7.23	3.22	3.40	3.60	4.87	5.06	3.44	3.63	3.85	6.54	6.80
43	3.78	3.99	4.22	7.63	7.94	3.45	3.64	3.86	5.27	5.49	3.71	3.92	4.15	7.16	7.45
44	4.07	4.29	4.55	8.37	8.71	3.68	3.88	4.11	5.68	5.91	3.99	4.21	4.46	7.83	8.15
45	4.39	4.64	4.91	9.14	9.51	3.93	4.15	4.40	6.11	6.36	4.30	4.54	4.81	8.54	8.88
46	4.76	5.02	5.32	9.96	10.36	4.20	4.43	4.69	6.57	6.83	4.65	4.90	5.19	9.28	9.66
47	5.13	5.42	5.74	10.84	11.27	4.50	4.75	5.03	7.03	7.31	5.01	5.28	5.60	10.08	10.48
48	5.56	5.87	6.21	11.79	12.26	4.81	5.07	5.37	7.53	7.83	5.41	5.71	6.04	10.94	11.37
49	6.02	6.35	6.72	12.83	13.34	5.14	5.43	5.75	8.08	8.41	5.84	6.17	6.53	11.88	12.35
50	6.54	6.90	7.31	13.97	14.52	5.53	5.84	6.18	8.67	9.02	6.34	6.69	7.08	12.91	13.42
51	7.13	7.53	7.97	15.27	15.88	5.96	6.29	6.66	9.30	9.67	6.90	7.28	7.71	14.08	14.64
52	7.82	8.25	8.74	16.73	17.40	6.44	6.80	7.20	10.01	10.41	7.54	7.96	8.43	15.39	16.00
53	8.62	9.10	9.63	18.40	19.14	6.97	7.36	7.79	10.80	11.24	8.29	8.75	9.26	16.88	17.56
54	9.49	10.02	10.61	20.21	21.02	7.52	7.94	8.40	11.61	12.08	9.10	9.60	10.17	18.49	19.23
55	10.47	11.05	11.70	22.15	23.03	8.10	8.55	9.05	12.44	12.94	10.00	10.55	11.17	20.21	21.02
56	11.55	12.19	12.91	24.21	25.17	8.69	9.17	9.71	13.27	13.80	10.98	11.59	12.27	22.02	22.90
57	12.67	13.38	14.17	26.37	27.43	9.26	9.78	10.35	14.03	14.59	11.99	12.66	13.40	23.90	24.86
58	13.95	14.72	15.59	28.65	29.80	9.84	10.39	11.00	14.78	15.38	13.12	13.85	14.67	25.88	26.91
59	15.35	16.20	17.16	31.09	32.34	10.48	11.07	11.72	15.59	16.22	14.38	15.17	16.07	27.99	29.11
60	16.94	17.88	18.93	33.81	35.17	11.25	11.87	12.57	16.55	17.22	15.80	16.68	17.66	30.36	31.58
61	18.69	19.73	20.89	36.89	38.36	12.19	12.87	13.62	17.76	18.47	17.39	18.36	19.44	33.06	34.39
62	20.72	21.88	23.16	40.35	41.96	13.36	14.11	14.94	19.31	20.08	19.25	20.32	21.52	36.14	37.59
63	23.01	24.29	25.72	44.22	45.99	14.80	15.63	16.55	21.19	22.03	21.37	22.56	23.88	39.61	41.20
64	25.57	26.99	28.57	48.45	50.39	16.43	17.34	18.36	23.29	24.22	23.74	25.06	26.53	43.42	45.16
65	28.35	29.93	31.69	52.93	55.05	18.17	19.18	20.31	25.51	26.53	26.31	27.78	29.41	47.45	49.35
66	31.38	33.12	35.07	57.63	59.94	19.99	21.10	22.34	27.75	28.87	29.10	30.72	32.52	51.66	53.72
67	34.61	36.53	38.68	62.49	64.99	21.83	23.04	24.39	29.93	31.13	32.05	33.83	35.82	55.98	58.22
68	38.12	40.24	42.60	67.58	70.29	23.74	25.06	26.53	32.13	33.42	35.24	37.20	39.39	60.49	62.91
69	42.03	44.36	46.97	73.12	76.05	25.87	27.31	28.91	34.53	35.91	38.80	40.95	43.36	65.41	68.02
70	49.53	52.29	55.36	84.50	87.88	30.25	31.93	33.81	39.85	41.45	45.68	48.22	51.05	75.57	78.60
71	56.62	59.76	63.28	94.69	98.47	34.55	36.47	38.61	45.04	46.84	52.20	55.10	58.34	84.76	88.15
72	64.91	68.51	72.54	106.34	110.60	39.83	42.04	44.51	51.39	53.44	59.89	63.22	66.94	95.35	99.16
73	74.50	78.63	83.26	119.50	124.28	46.22	48.79	51.66	58.99	61.35	68.84	72.66	76.94	107.40	111.69
74	85.29	90.03	95.33	134.21	139.58	53.71	56.70	60.03	67.82	70.53	78.98	83.36	88.27	120.93	125.77
75	99.81	105.35	111.55	154.40	160.57	63.98	67.53	71.50	79.83	83.02	92.64	97.79	103.54	139.48	145.06
76	113.04	119.32	126.34	171.83	178.70	73.75	77.84	82.42	90.92	94.55	105.18	111.02	117.55	155.64	161.87
77	127.30	134.37	142.28	189.99	197.59	84.52	89.21	94.46	102.87	106.98	118.74	125.34	132.71	172.57	179.47
78	142.71	150.64	159.50	209.00	217.36	96.49	101.85	107.84	115.87	120.51	133.47	140.88	149.17	190.38	197.99
79	159.69	168.56	178.48	229.38	238.56	110.04	116.15	122.98	130.34	135.55	149.76	158.08	167.38	209.57	217.95
80	182.92	193.09	204.44	257.52	267.82	128.59	135.74	143.72	150.20	156.20	172.06	181.62	192.30	236.06	245.50
81	204.99	216.38	229.11	282.76	294.07	147.19	155.37	164.50	169.45	176.23	193.43	204.18	216.19	260.09	270.50
82	230.21	243.00	257.29	311.00	323.44	168.93	178.31	188.80	191.63	199.30	217.95	230.06	243.59	287.12	298.61
83	258.60	272.97	289.03	342.00	355.68	193.88	204.65	216.69	217.52	226.22	245.66	259.31	274.56	317.11	329.79
84	289.87	305.98	323.98	375.07	390.07	221.96	234.29	248.08	246.20	256.05	276.29	291.64	308.80	349.29	363.26
85	330.13	348.48	368.97	417.73	434.44	258.21	272.55	288.58	285.64	297.07	315.75	333.29	352.90	391.31	406.96
86	366.47	386.83	409.59	453.14	471.27	292.79	309.06	327.24	323.01	335.93	351.74	371.28	393.12	427.12	444.20
87	404.55	427.02	452.14	490.36	509.98	330.40	348.76	369.27	363.29	377.82	389.72	411.37	435.57	464.95	483.55
88	444.21	468.89	496.48	529.87	551.07	371.17	391.79	414.84	406.77	423.04	429.61	453.47	480.15	505.25	525.46
89	486.00	513.00	543.18	570.34	593.16	415.49	438.57	464.37	453.58	471.72	471.90	498.12	527.42	546.99	568.87
90	540.05	570.06	603.59	623.36	648.29	472.21	498.45	527.77	515.62	536.25	526.48	555.73	588.42	601.81	625.88
91	588.70	621.41	657.96	668.24	694.97	526.39	555.63	588.31	574.83	597.83	576.24	608.25	644.03	649.56	675.54
92	642.54	678.23	718.13	719.79	748.58	587.63	620.27	656.76	641.70	667.37	631.55	666.64	705.85	704.17	732.34
93	706.06	745.29	789.13	784.18	815.55	659.95	696.62	737.60	720.69	749.51	696.84	735.56	778.82	771.48	802.34
94	789.59	833.46	882.48	869.54	904.33	752.39	794.19	840.91	824.73	857.72	782.15	825.60	874.17	860.58	895.00

	Ultimate Premium Rates - Male Riders - All Bands					Ultimate Premium Rates - Female Riders - All Bands					Ultimate Premium Rates - Unisex Riders - All Bands
Attained	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard	Select	Preferred	Standard	Preferred	Standard
Age	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker	Nonsmoker	Nonsmoker	Nonsmoker	Smoker	Smoker
25	2.02	2.11	2.22	3.00	3.11	1.70	1.78	1.87	1.98	2.05	1.96	2.05	2.15	2.79	2.89
26	2.04	2.14	2.25	3.10	3.21	1.74	1.82	1.91	2.04	2.11	1.98	2.08	2.18	2.89	2.99
27	2.06	2.15	2.26	3.12	3.23	1.76	1.85	1.94	2.09	2.16	2.00	2.09	2.20	2.91	3.02
28	2.08	2.18	2.29	3.16	3.28	1.80	1.88	1.98	2.16	2.23	2.02	2.12	2.23	2.96	3.07
29	2.12	2.22	2.33	3.21	3.32	1.85	1.94	2.03	2.24	2.31	2.06	2.16	2.27	3.01	3.12
30	2.15	2.26	2.37	3.27	3.39	1.90	1.99	2.09	2.32	2.40	2.10	2.20	2.31	3.08	3.20
31	2.19	2.29	2.41	3.37	3.50	1.95	2.04	2.14	2.40	2.49	2.14	2.24	2.36	3.18	3.29
32	2.24	2.34	2.46	3.50	3.62	1.99	2.09	2.19	2.49	2.58	2.19	2.29	2.41	3.29	3.41
33	2.31	2.42	2.55	3.66	3.80	2.06	2.15	2.26	2.60	2.69	2.26	2.37	2.49	3.45	3.58
34	2.41	2.52	2.65	3.86	4.00	2.14	2.24	2.36	2.73	2.83	2.35	2.47	2.59	3.64	3.77
35	2.50	2.63	2.76	4.10	4.26	2.22	2.33	2.45	2.88	2.98	2.45	2.57	2.70	3.86	4.00
36	2.62	2.75	2.90	4.38	4.54	2.35	2.46	2.59	3.09	3.20	2.57	2.69	2.84	4.12	4.27
37	2.77	2.91	3.06	4.72	4.90	2.50	2.63	2.76	3.35	3.47	2.72	2.85	3.00	4.45	4.61
38	2.94	3.09	3.25	5.12	5.31	2.67	2.80	2.95	3.64	3.77	2.89	3.03	3.19	4.82	5.01
39	3.12	3.28	3.45	5.56	5.77	2.85	3.00	3.15	3.96	4.11	3.07	3.22	3.39	5.24	5.44
40	3.34	3.51	3.70	6.08	6.31	3.06	3.21	3.38	4.35	4.51	3.28	3.45	3.63	5.74	5.95
41	3.56	3.74	3.94	6.64	6.89	3.29	3.46	3.64	4.76	4.93	3.50	3.68	3.88	6.26	6.50
42	3.80	3.99	4.21	7.26	7.53	3.52	3.70	3.90	5.17	5.36	3.74	3.93	4.15	6.84	7.10
43	4.08	4.29	4.52	7.93	8.24	3.75	3.94	4.16	5.57	5.79	4.01	4.22	4.45	7.46	7.75
44	4.37	4.59	4.85	8.67	9.01	3.98	4.18	4.41	5.98	6.21	4.29	4.51	4.76	8.13	8.45
45	4.69	4.94	5.21	9.44	9.81	4.23	4.45	4.70	6.41	6.66	4.60	4.84	5.11	8.84	9.18
46	5.06	5.32	5.62	10.26	10.66	4.50	4.73	4.99	6.87	7.13	4.95	5.20	5.49	9.58	9.96
47	5.43	5.72	6.04	11.14	11.57	4.80	5.05	5.33	7.33	7.61	5.31	5.58	5.90	10.38	10.78
48	5.86	6.17	6.51	12.09	12.56	5.11	5.37	5.67	7.83	8.13	5.71	6.01	6.34	11.24	11.67
49	6.32	6.65	7.02	13.13	13.64	5.44	5.73	6.05	8.38	8.71	6.14	6.47	6.83	12.18	12.65
50	6.84	7.20	7.61	14.27	14.82	5.83	6.14	6.48	8.97	9.32	6.64	6.99	7.38	13.21	13.72
51	7.43	7.83	8.27	15.57	16.18	6.26	6.59	6.96	9.60	9.97	7.20	7.58	8.01	14.38	14.94
52	8.12	8.55	9.04	17.03	17.70	6.74	7.10	7.50	10.31	10.71	7.84	8.26	8.73	15.69	16.30
53	8.92	9.40	9.93	18.70	19.44	7.27	7.66	8.09	11.10	11.54	8.59	9.05	9.56	17.18	17.86
54	9.79	10.32	10.91	20.51	21.32	7.82	8.24	8.70	11.91	12.38	9.40	9.90	10.47	18.79	19.53
55	10.77	11.35	12.00	22.45	23.33	8.40	8.85	9.35	12.74	13.24	10.30	10.85	11.47	20.51	21.32
56	11.85	12.49	13.21	24.51	25.47	8.99	9.47	10.01	13.57	14.10	11.28	11.89	12.57	22.32	23.20
57	12.97	13.68	14.47	26.67	27.73	9.56	10.08	10.65	14.33	14.89	12.29	12.96	13.70	24.20	25.16
58	14.25	15.02	15.89	28.95	30.10	10.14	10.69	11.30	15.08	15.68	13.42	14.15	14.97	26.18	27.21
59	15.65	16.50	17.46	31.39	32.64	10.78	11.37	12.02	15.89	16.52	14.68	15.47	16.37	28.29	29.41
60	17.24	18.18	19.23	34.11	35.47	11.55	12.17	12.87	16.85	17.52	16.10	16.98	17.96	30.66	31.88
61	18.99	20.03	21.19	37.19	38.66	12.49	13.17	13.92	18.06	18.77	17.69	18.66	19.74	33.36	34.69
62	21.02	22.18	23.46	40.65	42.26	13.66	14.41	15.24	19.61	20.38	19.55	20.62	21.82	36.44	37.89
63	23.31	24.59	26.02	44.52	46.29	15.10	15.93	16.85	21.49	22.33	21.67	22.86	24.18	39.91	41.50
64	25.87	27.29	28.87	48.75	50.69	16.73	17.64	18.66	23.59	24.52	24.04	25.36	26.83	43.72	45.46
65	28.65	30.23	31.99	53.23	55.35	18.47	19.48	20.61	25.81	26.83	26.61	28.08	29.71	47.75	49.65
66	31.68	33.42	35.37	57.93	60.24	20.29	21.40	22.64	28.05	29.17	29.40	31.02	32.82	51.96	54.02
67	34.91	36.83	38.98	62.79	65.29	22.13	23.34	24.69	30.23	31.43	32.35	34.13	36.12	56.28	58.52
68	38.42	40.54	42.90	67.88	70.59	24.04	25.36	26.83	32.43	33.72	35.54	37.50	39.69	60.79	63.21
69	42.33	44.66	47.27	73.42	76.35	26.17	27.61	29.21	34.83	36.21	39.10	41.25	43.66	65.71	68.32
70	49.83	52.59	55.66	84.80	88.18	30.55	32.23	34.11	40.15	41.75	45.98	48.52	51.35	75.87	78.90
71	56.92	60.06	63.58	94.99	98.77	34.85	36.77	38.91	45.34	47.14	52.50	55.40	58.64	85.06	88.45
72	65.21	68.81	72.84	106.64	110.90	40.13	42.34	44.81	51.69	53.74	60.19	63.52	67.24	95.65	99.46
73	74.80	78.93	83.56	119.80	124.58	46.52	49.09	51.96	59.29	61.65	69.14	72.96	77.24	107.70	111.99
74	85.59	90.33	95.63	134.51	139.88	54.01	57.00	60.33	68.12	70.83	79.28	83.66	88.57	121.23	126.07
75	100.11	105.65	111.85	154.70	160.87	64.28	67.83	71.80	80.13	83.32	92.94	98.09	103.84	139.78	145.36
76	113.34	119.62	126.64	172.13	179.00	74.05	78.14	82.72	91.22	94.85	105.48	111.32	117.85	155.94	162.17
77	127.60	134.67	142.58	190.29	197.89	84.82	89.51	94.76	103.17	107.28	119.04	125.64	133.01	172.87	179.77
78	143.01	150.94	159.80	209.30	217.66	96.79	102.15	108.14	116.17	120.81	133.77	141.18	149.47	190.68	198.29
79	159.99	168.86	178.78	229.68	238.86	110.34	116.45	123.28	130.64	135.85	150.06	158.38	167.68	209.87	218.25
80	183.22	193.39	204.74	257.82	268.12	128.89	136.04	144.02	150.50	156.50	172.36	181.92	192.60	236.36	245.80
81	205.29	216.68	229.41	283.06	294.37	147.49	155.67	164.80	169.75	176.53	193.73	204.48	216.49	260.39	270.80
82	230.51	243.30	257.59	311.30	323.74	169.23	178.61	189.10	191.93	199.60	218.25	230.36	243.89	287.42	298.91
83	258.90	273.27	289.33	342.30	355.98	194.18	204.95	216.99	217.82	226.52	245.96	259.61	274.86	317.41	330.09
84	290.17	306.28	324.28	375.37	390.37	222.26	234.59	248.38	246.50	256.35	276.59	291.94	309.10	349.59	363.56
85	330.43	348.78	369.27	418.03	434.74	258.51	272.85	288.88	285.94	297.37	316.05	333.59	353.20	391.61	407.26
86	366.77	387.13	409.89	453.44	471.57	293.09	309.36	327.54	323.31	336.23	352.04	371.58	393.42	427.42	444.50
87	404.85	427.32	452.44	490.66	510.28	330.70	349.06	369.57	363.59	378.12	390.02	411.67	435.87	465.25	483.85
88	444.51	469.19	496.78	530.17	551.37	371.47	392.09	415.14	407.07	423.34	429.91	453.77	480.45	505.55	525.76
89	486.30	513.30	543.48	570.64	593.46	415.79	438.87	464.67	453.88	472.02	472.20	498.42	527.72	547.29	569.17
90	540.35	570.36	603.89	623.66	648.59	472.51	498.75	528.07	515.92	536.55	526.78	556.03	588.72	602.11	626.18
91	589.00	621.71	658.26	668.54	695.27	526.69	555.93	588.61	575.13	598.13	576.54	608.55	644.33	649.86	675.84
92	642.84	678.53	718.43	720.09	748.88	587.93	620.57	657.06	642.00	667.67	631.85	666.94	706.15	704.47	732.64
93	706.36	745.59	789.43	784.48	815.85	660.25	696.92	737.90	720.99	749.81	697.14	735.86	779.12	771.78	802.64
94	789.89	833.76	882.78	869.84	904.63	752.69	794.49	841.21	825.03	858.02	782.45	825.90	874.47	860.88	895.30

Term 98 Benefit Rates

Age	Waiver of Premium				Accidental Death Benefit				Guaranteed Insurability Option				BNO
	ART	5 & 10	15	20	ART	5 & 10	15	20	ART	5 & 10	15	20	NS	SM
15	0.06	0.06	0.06	0.06	1.00	1.00	1.00	1.00	1.05	1.20	1.26	1.31	0.00	0.00
16	0.06	0.06	0.06	0.07	1.00	1.00	1.00	1.00	1.09	1.24	1.30	1.35	0.00	0.00
17	0.06	0.06	0.06	0.07	1.00	1.00	1.00	1.00	1.13	1.28	1.34	1.39	0.00	0.00
18	0.06	0.06	0.06	0.07	1.00	1.00	1.00	1.00	1.17	1.32	1.38	1.43	0.00	0.00
19	0.06	0.06	0.07	0.07	1.00	1.00	1.00	1.00	1.21	1.36	1.42	1.47	0.00	0.00
20	0.06	0.06	0.07	0.07	1.00	1.00	1.00	1.00	1.25	1.40	1.46	1.51	0.00	0.00
21	0.06	0.06	0.07	0.08	1.00	1.00	1.00	1.00	1.29	1.44	1.50	1.54	0.00	0.00
22	0.06	0.07	0.07	0.08	1.00	1.00	1.00	1.00	1.33	1.48	1.54	1.57	0.00	0.00
23	0.06	0.07	0.07	0.08	1.00	1.00	1.00	1.01	1.37	1.52	1.59	1.61	0.00	0.00
24	0.06	0.07	0.08	0.09	1.00	1.00	1.00	1.01	1.41	1.56	1.63	1.64	0.00	0.00
25	0.06	0.07	0.08	0.09	1.00	1.00	1.00	1.01	1.45	1.60	1.67	1.67	0.00	0.00
26	0.06	0.08	0.09	0.10	1.00	1.00	1.01	1.01	1.49	1.64	1.69	1.69	0.00	0.00
27	0.07	0.08	0.09	0.11	1.00	1.00	1.01	1.02	1.53	1.69	1.72	1.72	0.00	0.00
28	0.07	0.09	0.10	0.12	1.00	1.00	1.01	1.02	1.57	1.73	1.75	1.75	0.00	0.00
29	0.08	0.09	0.11	0.13	1.00	1.00	1.01	1.02	1.61	1.77	1.78	1.78	0.00	0.00
30	0.08	0.10	0.11	0.14	1.00	1.01	1.02	1.03	1.65	1.81	1.81	1.81	0.36	0.36
31	0.08	0.10	0.12	0.16	1.00	1.01	1.02	1.03	1.69	1.83	1.83	1.83	0.36	0.36
32	0.09	0.11	0.14	0.18	1.00	1.02	1.03	1.04	1.73	1.86	1.86	1.86	0.36	0.48
33	0.09	0.12	0.15	0.21	1.00	1.02	1.04	1.05	1.78	1.89	1.89	1.89	0.36	0.48
34	0.09	0.13	0.17	0.25	1.00	1.03	1.04	1.06	1.82	1.91	1.91	1.91	0.36	0.48
35	0.10	0.14	0.19	0.30	1.00	1.04	1.05	1.06	1.87	1.94	1.94	1.94	0.36	0.48
36	0.11	0.16	0.22	0.36	1.01	1.05	1.06	1.07	1.96	1.96	1.96	1.96	0.36	0.48
37	0.12	0.18	0.26	0.42	1.02	1.06	1.07	1.08	1.96	0.00	0.00	0.00	0.36	0.48
38	0.13	0.20	0.30	0.49	1.03	1.07	1.08	1.10	1.96	0.00	0.00	0.00	0.36	0.48
39	0.13	0.22	0.37	0.57	1.04	1.08	1.09	1.11	1.96	0.00	0.00	0.00	0.36	0.60
40	0.15	0.26	0.45	0.67	1.05	1.09	1.10	1.12	0.00	0.00	0.00	0.00	0.48	0.60
41	0.17	0.31	0.54	0.73	1.06	1.10	1.11	1.13	0.00	0.00	0.00	0.00	0.48	0.60
42	0.18	0.37	0.65	0.80	1.07	1.11	1.12	1.15	0.00	0.00	0.00	0.00	0.48	0.60
43	0.20	0.46	0.77	0.87	1.08	1.12	1.13	1.16	0.00	0.00	0.00	0.00	0.48	0.72
44	0.23	0.57	0.90	0.96	1.09	1.13	1.15	1.18	0.00	0.00	0.00	0.00	0.48	0.72
45	0.27	0.71	1.06	1.06	1.10	1.14	1.16	1.19	0.00	0.00	0.00	0.00	0.48	0.72
46	0.33	0.87	1.16	1.16	1.11	1.14	1.18	1.21	0.00	0.00	0.00	0.00	0.48	0.84
47	0.38	1.06	1.28	1.28	1.12	1.16	1.19	1.22	0.00	0.00	0.00	0.00	0.48	0.84
48	0.46	1.26	1.41	1.41	1.13	1.17	1.21	1.23	0.00	0.00	0.00	0.00	0.60	0.96
49	0.57	1.48	1.56	1.56	1.14	1.18	1.23	1.24	0.00	0.00	0.00	0.00	0.60	1.08
50	0.73	1.72	1.72	1.72	1.15	1.20	1.26	1.26	0.00	0.00	0.00	0.00	0.72	1.08
51	0.96	1.89	1.89	1.89	1.16	1.22	1.27	1.27	0.00	0.00	0.00	0.00	0.72	1.20
52	1.25	2.06	2.06	2.06	1.16	1.25	1.29	1.29	0.00	0.00	0.00	0.00	0.84	1.32
53	1.59	2.23	2.23	2.23	1.17	1.28	1.30	1.30	0.00	0.00	0.00	0.00	0.96	1.44
54	1.90	2.38	2.38	2.38	1.18	1.31	1.32	1.32	0.00	0.00	0.00	0.00	0.96	1.56
55	2.18	2.51	2.51	2.51	1.20	1.35	1.35	1.35	0.00	0.00	0.00	0.00	1.08	1.68
56	2.38	2.73	2.73	2.73	1.23	1.37	1.37	1.37	0.00	0.00	0.00	0.00	1.08	1.80
57	2.55	2.88	2.88	2.88	1.27	1.40	1.40	1.40	0.00	0.00	0.00	0.00	1.20	1.92
58	2.70	2.88	2.88	2.88	1.31	1.43	1.43	1.43	0.00	0.00	0.00	0.00	1.20	2.04
59	2.88	2.88	2.88	2.88	1.35	1.45	1.45	1.45	0.00	0.00	0.00	0.00	1.20	2.16
60	2.88	2.88	2.88	2.88	1.40	1.48	1.48	1.48	0.00	0.00	0.00	0.00	1.32	2.28

Age	Waiver of Premium				Accidental Death Benefit				Guaranteed Insurability Option				BNO
	ART	5 & 10	15	20	ART	5 & 10	15	20	ART	5 & 10	15	20	NS	SM
61	2.88	2.88	2.88	2.88	1.44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
62	2.88	2.88	2.88	2.88	1.48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
63	2.88	2.88	2.88	2.88	1.54	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
64	2.88	2.88	2.88	2.88	1.59	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
65	2.88	2.88	2.88	2.88
66	2.88	2.88	2.88	2.88
67	2.88	2.88	2.88	2.88
68	2.88	2.88	2.88	2.88
69	2.88	2.88	2.88	2.88
70	2.88	2.88	2.88	2.88
71	2.88	2.88	2.88	2.88
72	2.88	2.88	2.88	2.88
73	2.88	2.88	2.88	2.88
74	2.88	2.88	2.88	2.88
75	2.88	2.88	2.88	2.88
76	2.88	2.88	2.88	2.88
77	2.88	2.88	2.88	2.88
78	2.88	2.88	2.88	2.88
79	2.88	2.88	2.88	2.88
80	2.88	2.88	2.88	2.88
81	2.88	2.88	2.88	2.88
82	2.88	2.88	2.88	2.88
83	2.88	2.88	2.88	2.88
84	2.88	2.88	2.88	2.88
85	2.88	2.88	2.88	2.88
86	2.88	2.88	2.88	2.88
87	2.88	2.88	2.88	2.88
88	2.88	2.88	2.88	2.88
89	2.88	2.88	2.88	2.88
90	2.88	2.88	2.88	2.88
91	2.88	2.88	2.88	2.88
92	2.88	2.88	2.88	2.88
93	2.88	2.88	2.88	2.88
94	2.88	2.88	2.88	2.88